SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Greenfield Online, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
Option Exercises and Stock Vested in Fiscal 2006
Pension Benefits and Nonqualifed Deferred Compensation
Non-Employee Director Compensation
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AUDIT COMMITTEE REPORT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSALS OF STOCKHOLDERS
OTHER BUSINESS
FORM 10-K REPORT AVAILABLE
Appendix A

April 25, 2007

Dear Stockholders:

You are cordially invited to attend Greenfield Online’s Annual Meeting of Stockholders on Tuesday, May 15, 2007. The meeting will begin promptly at 9:00 a.m. local time at The Inn at Longshore, 260 South Compo Road, Westport, Connecticut 06880. The meeting will commence with a discussion and voting on matters set forth in the accompanying notice of Annual Meeting of Stockholders and proxy statement followed by presentations and a report on our 2006 performance.

YOUR VOTE IS VERY IMPORTANT.  Whether or not you plan to attend, it is important that your shares be represented. Please sign, date and mail the enclosed proxy card as soon as possible in the enclosed postage prepaid envelope in order to ensure that your vote is counted. If you are a stockholder of record and you attend the meeting then you will, of course, have the right to vote your shares in person.

Please review the enclosed proxy materials carefully and send in your vote today. We look forward to seeing you on May 15th at The Inn at Longshore.

Very truly yours,

Peter Sobiloff	Albert Angrisani
Chairman of the Board	President and Chief Executive Officer

GREENFIELD ONLINE, INC.
21 River Road
Wilton, CT 06897

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on Tuesday, May 15, 2007

To the Stockholders:

The Annual Meeting of Stockholders of Greenfield Online, Inc., a Delaware corporation (the “Company”), will be held at The Inn at Longshore, 260 South Compo Road, Westport, Connecticut 06880 on Tuesday, May 15, 2007 at 9:00 a.m. local time for the following purposes:

•	to elect three Class III directors;

•	to ratify the selection of PricewaterhouseCoopers LLP to serve as the independent registered accounting firm of the Company for the year ending December 31, 2007;

•	to amend the Company’s 2004 Equity Incentive Plan to increase the number of shares reserved for issuance under the plan by 350,000 shares; and

•	to transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on April 2, 2007 will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders and any adjournments or postponements thereof.

By Order of the Board of Directors

Jonathan A. Flatow
Secretary

Wilton, Connecticut
April 25, 2007

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE ANNUAL MEETING.

GREENFIELD ONLINE, INC.
21 River Road
Wilton, CT 06897

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
Tuesday, May 15, 2007

The board of directors of Greenfield Online, Inc., a Delaware corporation (the “Company” or “Greenfield Online”), is soliciting your proxy to vote your shares at the 2007 Annual Meeting of Stockholders of the Company (the “annual meeting”) to be held at 9:00 a.m. local time on Tuesday, May 15, 2007, at The Inn at Longshore, 260 South Compo Road, Westport, Connecticut 06880, and at any adjournment or postponement thereof. This proxy statement contains the required information under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting your shares. This proxy statement and the enclosed proxy card were first mailed to stockholders on or about April 25, 2007.

Revocation of Proxies.  If you execute a proxy, you will retain the right to revoke it at any time before it is voted. You may revoke or change your proxy before it is voted by:

(i) sending a written revocation to the Corporate Secretary of the Company at the Company’s principal executive offices at 21 River Road, Wilton, CT 06897;

(ii) submitting a proxy with a later date;

(iii) delivering a written request in person to return the executed proxy; or

(iv) attending and voting at the annual meeting (although attendance at the meeting alone will not revoke your proxy).

Your right to revoke your proxy is not limited by or subject to compliance with a specified formal procedure, but you should give written notice to the Secretary of the Company at or before the annual meeting so that the number of shares represented by proxy can be recomputed.

Voting of Proxies.  If you properly execute and return the enclosed proxy card, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. We urge you to specify your choices by marking the appropriate box on the enclosed proxy card; if you sign and return the proxy card without indicating your instructions, your shares will be voted “FOR” PROPOSAL 1 (THE ELECTION OF CLASS III DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS), “FOR” PROPOSAL 2 (RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM), and “FOR” PROPOSAL 3 (AMENDMENT OF THE COMPANY’S 2004 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN BY 350,000 SHARES), and with respect to any other business that may come before the meeting, as specified by the named proxies pursuant to discretionary authority granted in the proxy. In the vote on the election of the director nominees (Proposal 1), you may vote “For” all or some of the nominees or your vote may be “Withheld” with respect to one or more of the nominees. For the proposal to ratify the selection of the Company’s independent registered accounting firm (Proposal 2), you may vote “For,” “Against” or “Abstain”. For the proposal to increase the number of shares reserved for issuance under our 2004 Equity Incentive Plan (Proposal 3) you may vote “For”, “Against” or “Abstain”.

Quorum.  A quorum is necessary to hold a valid meeting. If stockholders entitled to cast at least a majority of all the votes entitled to be cast at the annual meeting are present in person or by proxy, a quorum will exist. Shares represented by proxies containing an abstention as to any matter will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Similarly, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given for that matter and for which the broker does not have discretionary voting authority for that matter (“Broker Non-Votes”) will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

Voting Requirements to Approve Each Proposal.  If a quorum is present, the three nominees for Class III director receiving the highest number of votes will be elected as Class III directors. There is no cumulative voting for the Company’s directors. The proposals to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm and to increase the number of shares reserved for issuance under the 2004 Equity Incentive Plan (“2004 Equity Plan”) will be approved under Delaware law if the number of votes cast “For” such proposals constitutes a majority of those shares present in person or represented by proxy and entitled to vote thereon at the annual meeting. With respect to shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given, brokers may exercise discretion to vote such shares on the proposals regarding the election of directors and the ratification of the selection of the independent registered accounting firm. However, brokers are prohibited from exercising discretionary voting of such shares on the proposed amendment to the 2004 Equity Plan.

Effect of Abstentions, Withheld Votes and Broker Non-Votes.  For the election of directors, withheld votes will be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the vote. For Proposal 2 and Proposal 3, abstentions will have the same effect as votes “Against” such proposals. Broker Non-Votes are not considered entitled to vote on the proposal for which the broker does not have discretionary voting authority. Thus, although Broker Non-Votes are counted for purposes of determining a quorum, Broker Non-Votes will not otherwise affect the outcome of any matter being voted on at the meeting.

Record Date.  Stockholders of record at the close of business on April 2, 2007 are entitled to vote at the annual meeting. On April 2, 2007, the Company had 25,597,124 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote.

Discretionary Authority.  If any nominee for director is unable to serve or for good cause will not serve, or if any matters not specified in this proxy statement come before the meeting, eligible shares will be voted as specified by the named proxies pursuant to discretionary authority granted in the proxy. At the time this proxy statement was printed, we were not aware of any other matters to be voted on.

Solicitation of Proxies.  Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. We will pay the costs of the solicitation of proxies.

Mailing and Forwarding of Proxy Materials.  On or about April 25, 2007, we mailed this proxy statement and the enclosed proxy card to stockholders. We will arrange with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to certain beneficial owners of the common stock and will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses that they incur as a result of forwarding the proxy materials.

Executive Offices.  The principal executive office of the Company is located at 21 River Road, Wilton, CT 06897. The mailing address of the principal executive office is 21 River Road, Wilton, CT 06897. The telephone number for the Company is (203) 834-8585.

PROPOSAL 1.  ELECTION OF CLASS III DIRECTORS

The Company’s amended and restated certificate of incorporation and bylaws provide that the board of directors shall be divided into three classes, with each class having a three-year term. Directors are assigned to each class in accordance with a resolution or resolutions adopted by the board of directors, each class consisting, as nearly as possible, of one-third the total number of directors. Directors may only be removed for cause by the affirmative vote of the holders of at least a majority of the then outstanding shares of our capital stock entitled to vote at an election of directors. Any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may only be filled by vote of a majority of our directors then in office. A director elected by the board of directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

The Company’s amended and restated certificate of incorporation and bylaws provide that the number of directors which shall constitute the whole board of directors shall be fixed by one or more resolutions adopted from time to time by the board of directors. The authorized number of directors is currently set at seven. Three seats on the board of directors, currently held by Peter Sobiloff, Joel R. Mesznik and Albert Angrisani, have been designated as Class III board seats, with the term of the directors occupying such seats expiring as of the annual meeting. Messrs Sobiloff, Mesznik and Angrisani will stand for re-election at this annual meeting.

The following table sets forth, for the Company’s current directors, including the Class III nominees to be elected at this meeting, information with respect to their ages and background.

Name	Age	Position

Class I Directors
Lise J. Buyer	47	Director(1)
Charles W. Stryker	59	Director(1)
Class II Directors
Burton J. Manning	75	Director(1)
Joseph A. Ripp	55	Director(1)
Class III Directors
Peter Sobiloff	50	Chairman of the Board of Directors(1)(2)
Joel R. Mesznik	61	Director(1)(2)
Albert Angrisani	57	President, Chief Executive Officer and Director(1)(2)

(1)	Current member of our board of directors.

(2)	Nominated for election as Class III director at the 2007 annual meeting.

Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the annual meeting.

The following two individuals are Class I directors and will continue in office until the 2008 annual meeting:

LISE J. BUYER

Lise J. Buyer has served as a member of our board of directors since April 2004. Since August 2006, Ms. Buyer has served as principal of Class V Group LLC a consultancy advising companies on initial public offerings and other market strategies. From August 2005 to August 2006, Ms. Buyer served as Vice President of Tellme Networks, Inc., a private Internet telephony business. Between April 2003 and August 2005, Ms. Buyer served as the Director of Business Optimization at Google Inc., a publicly traded technology company focused on search services. From September 2002 to March 2003, she served as a consultant and the Director of Research for Vista Research LLC, an independent equity research firm in New York, New York. From May 2000 to July 2002 she was a General Partner at Technology Partners, a Palo Alto, California venture capital firm. Ms. Buyer was the Director of Internet/New Media Research at Credit Suisse First Boston from July 1998 to May 2000. Prior to that she spent 15 years as an institutional equity investor and analyst of both the technology and media industries. Ms. Buyer holds a B.A. from Wellesley College and an M.B.A. from the Owen Graduate School of Management at Vanderbilt University.

CHARLES W. STRYKER

Dr. Charles W. Stryker has served as a member of our board of directors since May 2005. Dr. Stryker is President of Venture Development Center, Inc. a consulting company specializing in the development of new products for information services companies which he founded in 1992. From January 1998 to September 1999, Dr. Stryker served as President of IQ2.net, a division of Intelliquest, Inc. Dr. Stryker served as Chairman and Chief Executive Officer of Naviant, Inc. from September 1999 to July 2001, and chairman of Naviant, Inc. from July 2001 to August 2002. Dr. Stryker currently holds director positions for a number of non-publicly traded companies. Dr. Stryker holds a B.S. and M.S. in Electrical Engineering, and a Ph.D. specializing in Computer Sciences from New York University.

The following two individuals are Class II directors and will continue in office until the 2009 annual meeting:

BURTON J. MANNING

Burton J. Manning has served as a member of our board of directors since May 1999. From 1987 to March 1997, Mr. Manning was Chairman and Chief Executive Officer of J. Walter Thompson Co. From March 1997 to January 1998, Mr. Manning was Chairman of J. Walter Thompson Co. From January 1998 to present, he has served as President of Brookbound, Inc. In addition to his service on our board of directors, he serves on the board of directors of Friendly Ice Cream Corp. and a number of non-publicly traded companies.

JOSEPH A. RIPP

Joseph A. Ripp has served as a member of our board of directors since September 2005. Since October 2005, Mr. Ripp has served as President and Chief Operating Officer of Dendrite International, Inc., a publicly traded company focusing on sales, marketing, clinical and compliance solutions for the global pharmaceutical industry. From November 2004 to October 2005, Mr. Ripp served as Senior Vice President, Media and Communications of Time Warner, Inc. Prior to this position Mr. Ripp was Vice Chairman of America Online, Inc., which he joined in 2001 as Executive Vice President and Chief Financial Officer. In 2002, Mr. Ripp was named Vice Chairman of America Online, overseeing AOL Technology, Network Operations, Marketing, Member Service, Human Resources, and Legal. He served in that role until November 2004. From 1999 to 2001 Mr. Ripp was Executive Vice President and Chief Financial Officer of Time Warner, Inc. Prior to that, he was Executive Vice President and Chief Financial Officer of Time Inc., the publishing division of Time Warner, Inc., where earlier he held the title of Senior Vice President, Chief Financial Officer, and Treasurer. Mr. Ripp graduated from Manhattan College with a Bachelor of Arts degree and earned a Master’s of Business Administration from Bernard M. Baruch College of the City University of New York.

The following three individuals are nominated for election as Class III directors at this annual meeting:

PETER SOBILOFF

Peter Sobiloff has served as a member of our board of directors since May 1999 and as our Chairman since May 2001. Mr. Sobiloff has been a General Partner of Insight Venture Partners, a venture capital firm, since 1998. Mr. Sobiloff served as a senior executive at i2 Technologies, a software company, from 1997 to 1998. Mr. Sobiloff is a director of several non-publicly traded companies. He holds a B.A. from Baruch College.

JOEL R. MESZNIK

Joel R. Mesznik has served as a member of our board of directors since May 1999. He has been President of Mesco Ltd., a consulting company, since 1990. He is also a director of a number of non-publicly traded companies. Mr. Mesznik holds a B.S. from City University of New York and an M.B.A. from Columbia University, Graduate School of Business.

ALBERT ANGRISANI

Mr. Angrisani has served as our President and Chief Executive Officer and a member of our board of directors since September 2005. From April 2004 to September 2005, Mr. Angrisani served as President of Angrisani Partners LLC, an advisory firm for underperforming companies, which he established in 2004. Prior to that Mr. Angrisani served as President and Chief Operating Officer and director of Harris Interactive Inc., from November 2001 to April 2004. From July 1998 to November 2001, Mr. Angrisani served as President and Chief Executive Officer of Total Research Corporation and as director of Total Research Corporation from November 1994 to November 2001. Mr. Angrisani holds an A.P.C. from New York University, an M.B.A. from Fairleigh Dickenson University and a B.A. from Washington & Lee University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NAMED NOMINEE FOR CLASS III DIRECTOR.

Board Committees and Meetings

The board of directors and its committees meet throughout the year on a set schedule and also hold special meetings and act by written consent from time to time as appropriate. Independent members of the board of directors, as defined in the rules for companies traded on the Nasdaq Global Market, hold separate meetings at least two times a year. Additionally, at each regularly scheduled meeting of the board of directors, the non-management directors meet in executive session without management present. The non-management members of the board of directors annually elect a presiding director from among independent directors to chair the meetings of the independent directors and the executive sessions of the board of directors. Lise J. Buyer has been elected as the presiding director for fiscal year 2007.

During fiscal year 2006, our board of directors held 11 meetings, and, with the exception of Mr. Mesznik, whose situation is discussed below in the Audit Committee section, each of our directors attended at least 75% of the aggregate number of meetings of the board of directors and committees on which such director served and at which such director was eligible to attend during fiscal year 2006.

Our board of directors has established an audit committee, a governance and nominating committee, a compensation committee, and a special operations committee (established in September 2005 and disbanded in May 2006). For fiscal year 2006, the audit committee held 11 meetings, the governance and nominating committee held 2 meetings, the compensation committee held 5 meetings, and the strategy and operations committee held no meetings.

Audit Committee.  Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee evaluates the independent auditors’ qualifications, independence and performance; determines the engagement of the independent auditors; pre-approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors as required by law; reviews our consolidated financial statements; reviews our critical accounting policies and estimates; annually reviews the audit committee charter and the committee’s performance; reviews and approves the scope of the annual audit and the audit fee; and discusses with management and the independent auditors the results of the annual audit and the review of our quarterly consolidated financial statements. The current members of our audit committee are Messrs. Mesznik (its committee chair), Stryker and Ripp.

In August 2006, Mr. Mesznik advised our board of directors that he had been investigating the possibility of making an offer to purchase the Company, and that he, together with others, anticipated making such an offer in the near future. At the time Mr. Mesznik disclosed this to our board of directors he also recused himself from further board or committee activities. Mr. Mesznik also requested that he no longer receive board or committee materials or participate in board or committee deliberations or votes until such time as he was no longer personally participating in a process to acquire the Company. In October 2006, our board of directors met and determined that Ms. Buyer met the applicable tests for independence and the requirements for financial literacy under applicable rules and regulations of the SEC and the Nasdaq Global Market. The board elected her as a member of our audit committee to serve in such role until the board determined that it was appropriate for Mr. Mesznik to resume his board and committees activities or for the remainder of his unexpired term. At the same time our board determined that Mr. Stryker was an audit committee financial expert, as defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and had the requisite “accounting or related financial expertise,” as defined by applicable rules and regulations of the Nasdaq Global Market. In October 2006, the audit committee elected Mr. Stryker to serve as acting-chairman until the board determined that it was appropriate for Mr. Mesznik to return to his board and committees activities or for the remainder of his unexpired term. In January 2007, Mr. Mesznik indicated to our board of directors that he was no longer engaged in any process to acquire the Company and requested that he be allowed to actively return to his duties as a member of the board of directors and as chairman of the audit committee. Our board of directors reviewed the facts and circumstances surrounding Mr. Mesznik’s request and determined that it was in the best interests of the Company for Mr. Mesznik to reengage. In March 2007, Mr. Mesznik actively resumed his duties as a member of the board of directors and chairman of the audit committee.

At the same time, Mr. Stryker resigned as acting-chairman, and Ms. Buyer resigned as a member of the audit committee.

Our board of directors has adopted a charter governing the duties and responsibilities of the audit committee. A copy of the audit committee charter may be found at our website at www.greenfield.com.

Governance and Nominating Committee.  Our governance and nominating committee establishes and oversees the process for identifying and evaluating nominees for directorships, including identification, interviewing and recruiting of board candidates. Our governance and nominating committee also reviews and makes recommendations regarding our corporate governance guidelines. Our governance and nominating committee currently consists of Ms. Buyer (its committee chair) and Messrs. Mesznik, Manning, Stryker and Ripp. Our board has made a determination that all members of our governance and nominating committee meet the applicable tests for independence under the applicable rules and regulations of the SEC and the Nasdaq Global Market. Our board of directors has adopted a charter governing the duties and responsibilities of our governance and nominating committee. A copy of our governance and nominating committee charter can be found on our website at www.greenfield.com.

Compensation Committee.  Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees, including: reviewing and approving corporate goals and objectives relevant to compensation of the chief executive officer and other senior officers; evaluating the performance of these officers in light of those goals and objectives; and setting compensation of these officers based on such evaluations. Our compensation committee also will administer the issuance of stock options and other awards under our stock and benefit plans. Our compensation committee will review and evaluate, at least annually, the performance of the compensation committee and its members, including compliance of the compensation committee with its charter. Our compensation committee currently consists of Messrs. Stryker (its committee chair), Manning and Ripp and Ms. Buyer. Our board has made a determination that all members of our compensation committee meet the applicable tests for independence under the applicable rules and regulations of the SEC, the Nasdaq Global Market and the Internal Revenue Service. Our board of directors has adopted a charter governing the duties and responsibilities of our compensation committee. A copy of our compensation committee charter may be found at our website at www.greenfield.com.

Special Operations Committee.  In September 2005, we established the special operations committee. The special operations committee worked with operating management to review and analyze the Company’s strategy and resources. The special operations committee was comprised of Messrs. Angrisani (its committee chair), Stryker and Ripp. In May 2006, recognizing that the measured turnaround initiated by the Company’s Chief Executive Officer, Albert Angrisani, had been delivering satisfactory results, the board of directors voted to disband its special operations committee.

Process for Identifying and Evaluating Nominees

Our governance and nominating committee may employ a variety of methods for identifying and evaluating nominees for Greenfield Online’s board of directors. Our governance and nominating committee regularly assesses the size of the board, the need for particular expertise on the board, the upcoming election cycle of the board and whether any vacancies on the board are expected due to retirement or otherwise. In the event that vacancies are anticipated or arise, our governance and nominating committee considers various potential candidates for director which may come to our governance and nominating committee’s attention through current board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of our governance and nominating committee, and may be considered at any time during the year.

Our governance and nominating committee considers candidates recommended by stockholders when the nominations are properly submitted as described in “Consideration of Stockholder Nominees” below. Following verification of the stockholder status of persons proposing candidates, our governance and nominating committee will make an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized herein to determine whether the candidate is qualified for service on the board, before deciding to undertake a complete evaluation of the candidate. If a stockholder or professional search firm provides any materials in connection with the nomination of a director candidate, such materials will be forwarded to our governance and nominating committee as part of its review. If our governance and nominating committee determines that additional consideration is warranted, it may utilize a third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to our governance and nominating committee. Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed by our governance and nominating committee, our governance and nominating committee will treat a potential candidate nominated by a stockholder like any other potential candidate during the evaluation process.

In evaluating a director candidate, our governance and nominating committee will review his or her qualifications, including capability, availability to serve, conflicts of interest, the candidate’s “independence” as defined by applicable law and regulation, and other relevant factors. In connection with the evaluation of a director candidate, our governance and nominating committee will determine whether to interview the prospective nominee, and if warranted, one or more members of our governance and nominating committee, and others as appropriate, will interview prospective nominees in person or by telephone. After completing this evaluation and interview, our governance and nominating committee will make a recommendation to the full board as to the persons who should be nominated by the board, and the board will determine the nominees after considering the recommendation of our governance and nominating committee.

Consideration of Stockholder Nominees.  Our governance and nominating committee considers director candidates recommended by stockholders. Candidates recommended by stockholders are evaluated on the same basis as are candidates recommended by our governance and nominating committee. Any stockholder wishing to nominate a candidate should provide the following information in a letter addressed to the Chairman of our governance and nominating committee in care of Greenfield Online’s General Counsel in accordance with the time deadlines set forth in our bylaws and applicable law (as more fully described in “Proposals of Stockholders” below): (i) the name and address of the stockholder recommending the person to be nominated; (ii) a representation that the stockholder is a holder of record of stock of Greenfield Online, including the number of shares held and the period of holding; (iii) a description of all arrangements or understandings between the stockholder and the recommended nominee; (iv) information as to any plans or proposals of the type required to be disclosed in Schedule 13D (e.g., plans involving acquisitions of Greenfield Online securities and/or plans involving a potential merger or change of control transaction) and any proposals that the nominee proposes to bring to the board of directors if so elected; (v) any other information regarding the recommended nominee as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated by the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934 and (vi) the consent of the recommended nominee to serve as a director of Greenfield Online if so elected. Additional information may be requested to assist our governance and nominating committee in determining the eligibility of a proposed candidate to serve as a director. This may include requiring that a prospective nominee complete a director and officer questionnaire and provide any follow-up information requested. In addition, the notice must meet all other requirements contained our bylaws, if any.

Board Membership Criteria.  While there shall be no minimum qualifications for nominees to the board of directors, our governance and nominating committee considers the following factors in evaluating a director candidate:

•	the requisite characteristics (including independence, diversity, experience in industry, finance, administration and operations) of each candidate; and

•	the skills and expertise of the board’s current members, taking into account the overall operating efficiency of the board and its committees.

Committee Membership.  In its evaluations of potential board nominees, our governance and nominating committee takes into account that (i) each member of the audit committee must be financially literate, as such qualification is interpreted by the board in its business judgment, (ii) each member of our governance and nominating committee, the audit committee and the compensation committee must be independent within the meaning of rules for companies traded on the Nasdaq Global Market, (iii) each member of the audit committee must meet the independence standards set forth in Rule 10A-3 of the Securities and Exchange Act of 1934, as amended, and (iv) at least one member of the audit committee must be a person who satisfies the definition of an “audit committee financial expert” as set out in Item 401 of Regulation S-K.

Stockholder Communications

Any stockholder or interested party who wishes to communicate with our board of directors or any specific directors, including non-management directors, may write to:

Greenfield Online, Inc.
Board of Directors
c/o General Counsel
21 River Road
Wilton, CT 06897

The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the board or just certain specified individual directors. Our General Counsel shall make copies of all such letters and circulate them to the appropriate director or directors.

Code of Business Conduct and Ethics

Our board of directors has adopted a code of business conduct and ethics applicable to our directors, executive officers, including our chief financial officer and other of our senior financial officers performing similar functions, and employees, in accordance with applicable rules and regulations of the SEC and the Nasdaq Global Market. Our code of business conduct and ethics is provided on our website at www.greenfield.com. Stockholders may also request a free printed copy of our code of business conduct and ethics from:

Greenfield Online, Inc.
c/o Investor Relations
21 River Road
Wilton, CT 06897

The Company intends to disclose any amendments to the code of business conduct and ethics (other than technical, administrative or non-substantive amendments), and any waivers of a provision of the code of business conduct and ethics for directors or executive officers, on our corporate website at www.greenfield.com. Information on the Company’s website, however, does not form a part of this proxy statement.

We do not have a formal policy regarding the attendance of our board members at our annual stockholder meetings. We do encourage attendance and schedule regular meetings of the board and its committees on or about the day of our annual meetings. All of our directors were in attendance at the 2006 annual meeting of stockholders.

EXECUTIVE OFFICERS

The names, ages and positions of the executive officers of the Company are listed below along with their business experience during the past five years. No family relationships exist among any of the directors or executive officers of the Company.

Albert Angrisani.  See Mr. Angrisani’s biographical information above.

Robert E. Bies, 48, has served as our Chief Financial Officer since October 1999, Treasurer since December 1999 and Executive Vice President since August 2002. Prior to joining us, Mr. Bies was with The Janis Group, Inc., serving as Chief Financial Officer, Secretary and Treasurer between 1997 and 1999. Mr. Bies holds a B.S. summa cum laude from Long Island University and an M.B.A. with distinction from Hofstra University. Mr. Bies is a certified public accountant licensed in New York.

Jonathan A. Flatow, 45, has served as our Secretary since July 1999, as General Counsel since March 2000 and as Vice President Corporate Development since May 2001. Prior to joining us, Mr. Flatow was a partner in the law firm of Wake, See, Dimes & Bryniczka, which he joined in 1986 as an associate. Mr. Flatow holds a B.A. from Franklin & Marshall College and a J.D. from Pace University School of Law.

Hugh O. Davis, 34, was a founder of Greenfield Online in 1994. He joined our predecessor Greenfield Consulting Group in September 1992. In January 2001, he was promoted to Chief Technology Officer, and in April 2005 he was promoted to Executive Vice President of Business Optimization, which is his current position. Mr. Davis holds a B.S. from Fairfield University.

Keith Price, 34, has served as our Executive Vice President of North American Sales and Operations since November 2006. From November 2006 to May 2005 Mr. Price served as our Senior Vice President of North American Sales, and from September 2001 to May 2005 as our Senior Vice President of Sales. From June 2000 to August 2001 Mr. Price served as Vice President of our FieldSource division, the predecessor to our current Internet survey solutions business. From October 1999 to May 2000 he served as Director, Client Development and launched our FieldSource division. From 1994 to 1999 he was with Survey Sampling, Inc., and most recently served as its Manager of Business Development. Mr. Price holds a B.A. from Providence College.

David St. Pierre, 42, has served as our CTO since April 2005. From September 2003 to April 2005 Mr. St. Pierre served as president of Zaptose Technology LLC, an enterprise solutions consulting firm, which he founded. From June 2003 to December 1997 Mr. St. Pierre served as SVP of Engineering and Product Management of Engage, Inc. Mr. St. Pierre holds a Masters in Computer Science from Boston University and a B.A. from Holy Cross College.

Andrew C. Ellis, 34, has served as our Senior Vice President of Asia since January 2007 and as our Senior Vice President of North American Operations from May 2005 to January 2007. Between July 2004 and May 2005 Mr. Ellis served as our Senior Vice President of Worldwide Operations. From February 2003 to December 2003, Mr. Ellis served as our Vice President of Client Development, and from January 2004 to July 2004, he served as our Vice President and General Manager of our East Division. From July 1996 to February 2003, Mr. Ellis was employed by Quick Test, Inc., most recently as its Vice President of Sales and Technology from January 2000 to February 2003. Mr. Ellis holds a B.A. from Creighton University.

Nicolas Metzke, 40, has served as our Senior Vice President and Managing Director of Ciao GmbH since July 2006, as our Senior Vice President of Survey Completion from November 2005 to July 2006 and as our Senior Vice President European Panels from our acquisition of Ciao in April 2005 until November 2005. From January 2000 to April 2005, Mr. Metzke served as Managing Director of Ciao France SAS, where he was in charge of international expansion and the global panel operations for Ciao. Mr. Metzke graduated with Honors from the University of Mannheim, Germany.

Daniel Keller, 35, has served as Managing Director of Ciao GmbH since March 2007. From May 2005 to March 2007 he served as VP Technology and Operations for Ciao GmbH. In both positions he has been responsible for the product strategy, R&D, technology and all operations of the Ciao Comparison Shopping unit. From August 2000 to May 2005, Mr. Keller was leading the technology department building the technology, engineering and project management of AutoScout24 GmbH, the largest European online car marketplace. While at AutoScout24 Mr. Keller held the positions of CTO, Head of Development and Project Manager. Prior to August 2000, Mr. Keller worked in the BMW Group realizing technology projects in the manufacturing plants and the R&D center of BMW AG. Mr. Keller holds a Masters degree in computer science from FH Regensburg and a MBA in general management from University of Augsburg in combination with Katz Graduate School of Business, University of Pittsburgh with distinction.

Stephan Musikant, 37, has served as Managing Director, Ciao GmbH since March, 2007. From September 2004 to March 2007, he served as VP Media Sales for Ciao GmbH. From January 2002 until September 2004, Mr. Musikant served as Director Sales of eCircle AG, a leading European provider of Digital Solutions for Direct Marketing and from December 1999 to January 2002 as Territory Sales Manager Central Europe at DoubleClick, a leading global provider of online advertising solutions. Mr. Musikant holds a Diploma for Business Administration and Engineering from Munich University of Applied Sciences.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The compensation committee of our board of directors currently consists of Charles W. Stryker (the committee chair), Lise J. Buyer, Burton J. Manning and Joseph A. Ripp. All members of our compensation committee meet the independence requirements of the Nasdaq Global Market. Our board of directors has adopted a written charter for the compensation committee, which can be found on our website at www.greenfield.com.

The compensation committee, pursuant to its charter, reviews and recommends policies relating to compensation and benefits of our executives and employees, including: reviewing and approving corporate performance goals and objectives relevant to compensation of the chief executive officer and other executives; evaluating the performance of these executives in light of those goals and objectives; and setting compensation of these executives based on such evaluations. The compensation committee also administers the issuance of stock options and other equity awards under our stock and benefit plans.

Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2006, as well as the other individuals included in the Summary Compensation Table on page 16, are referred to as the “named executive officers”.

Compensation Philosophy and Objectives

Our compensation philosophy is to provide employees with a competitive overall compensation package and the opportunity for outstanding performers to earn higher levels of compensation over the long-term when justified by performance. The key objectives of our executive compensation programs are to attract, motivate and retain executives who drive our success and industry leadership. The programs are designed to:

•	provide executives with competitive compensation that maintains a balance between cash and equity-based compensation and provides a portion of total compensation tied to our annual and long-term performance as well as to the creation of stockholder value;

•	differentiate levels of pay within the organization so that our top performers receive a highly competitive compensation package commensurate with their performance; and

•	encourage executives to act as owners.

The compensation committee’s guiding principle is to ensure that our compensation and benefits policies attract and retain the key employees necessary to support our growth and success, both operationally and strategically. This principle guides the design and administration of compensation and benefit programs for our named executive officers, other executives and general workforce. In determining compensation packages, the compensation committee, in collaboration with management and an independent consultant, Frederic W. Cook & Co., Inc., engaged by the compensation committee, seeks to use total cash compensation (salary plus annual cash bonus) to appropriately recognize each individual executive’s scope of responsibility, role in the organization, experience, performance and contribution. The compensation committee refers to external benchmarks as part of its due diligence in determining salary and target bonus amounts, including peer group companies and information provided by Frederic W. Cook & Co., Inc. The compensation committee attempts to use long-term equity-based incentive grants to align employee and stockholder interests, as well as to attract, retain and motivate employees and enable them to share in our long-term growth and success. When setting total compensation for each of the named executive officers, the compensation committee reviews information regarding named executive’s compensation history with the Company.

Compensation Components and Processes

Annual Salary

The annual salary for our Chief Executive Officer in 2006 was established pursuant to a contract entered into between the Company and Mr. Angrisani in September of 2005.

The annual salary for our named executive officers is determined relative to job scope and responsibilities, past and current contributions and performance, compensation for similar positions at peer and other high-technology and Internet companies and other individual factors. The compensation committee emphasizes pay-for-performance in compensation, making salary adjustments based on individual employee performance relative to compensation levels among employees in similar positions in their defined talent pool. Salary is an important component of our total compensation and benefit packages.

The compensation committee reviews executive salaries annually. To identify compensation practices for similar executive positions among other high-technology and Internet companies (our “Peer Group”). The selection of the Peer Group used to identify competitive market practices has been a thoughtful and deliberate process for the compensation committee and management. Consistent with its role to oversee the selection of Peer Group companies, the compensation committee engaged an independent, third-party consultant, Frederic W. Cook & Co., Inc., to identify possible peer companies. The consultant developed specific selection criteria, including industry segment, revenue, and market capitalization and applied the criteria to identify a preliminary list of companies. The consultant and the compensation committee reviewed the preliminary list of companies and mutually agreed upon a peer group for benchmarking. The compensation committee also considered the company’s performance, individual performance and experience, relative levels of pay among the executives, and recommendations from our Chief Executive Officer. Our Peer Group for 2006 was:

2006 Peer Group

24/7 Real Media, Inc.	Jupitermedia Corporation
Autobytel, Inc.	Miva, Inc.
CoStar Group, Inc.	National Research Corporation
Harris Interactive, Inc.	NetRatings, Inc.
Inforte Corporation

For comparison purposes Greenfield Online is positioned below the 25th percentile in terms of revenues and market capitalization and between the median and the 75th percentile in terms of net income relative to the Peer Group. The compensation committee did not approve salary increases for our named executive officers in North America, but did approve salary increases for named executive officers in Europe, effective for calendar year 2006.

Annual Cash Bonus for Named Executive Officers

The design of our annual executive bonus program is intended to reward achievement at specified levels of financial and individual performance. The compensation committee approved the 2006 Executive Compensation and Bonus Program (“ECBP”) in March of 2006. Each executive position has an assigned target bonus level, expressed as a percentage of 2006 base annual salary. The target bonus levels are competitive with target bonuses for similar positions reported by the independent, third-party consultant noted above. The target bonus level for each of our named executive officers for 2006 was as follows:

Executive	2006 Base Salary	2006 Maximum Bonus
		(as a percentage of salary)

Albert Angrisani	$350,000	183%
President and CEO
Robert E. Bies	$260,000	80%
Executive Vice President, Chief Financial Officer and Treasurer
Keith Price	$208,000	80%
Executive Vice President of North American Sales and Operations
Jonathan A. Flatow	$233,000	80%
Vice President Corporate Development, General Counsel and Secretary
Andrew C. Ellis (1)	$208,000	80%
Senior Vice President of Asia

(1)	In January 2007, Mr. Ellis’ title was changed to Senior Vice President of Asia from Senior Vice President of North American Operations.

Four components comprise the fundamental architecture of the 2006 ECBP as it applied to our named executive officers:

•	three components relating to our financial performance, which includes revenue, earnings before interest, tax, depreciation, amortization and stock based compensation (“ADJ. EBITDA”), and cash flow from operations; and

•	one component relating individual & organizational performance, which is a discretionary component that enables the compensation committee and CEO (or, in the case of the CEO, the compensation committee acting alone) to award a portion of the annual bonus based on each executive’s performance and contribution to the Company during the fiscal year.

The ECBP measured executive performance based on the three financial components described above as they related to either: the Company as a whole or our North American Internet survey solutions segment. Each of the components was assigned a weighting as follows in determining amounts payable under the ECBP: 25% based on achievement of corporate or business unit revenue objectives, 25% based on achievement of ADJ. EBITDA objectives, 25% based on achievement of cash flow from operations objectives and 25% based on the achievement of personal goals relating to individual & organizational performance. The corporate or operating segment performance against which each named executive officer was measured is set forth below:

Corporate or Segment
Performance Against
which ECBP was
Executive	Measured

Albert Angrisani	Global Consolidated
President and CEO
Robert E. Bies	Global Consolidated
Executive Vice President, Chief Financial Officer and Treasurer
Keith Price	North American Internet Survey Solutions
Executive Vice President of North American Sales and Operations
Jonathan A. Flatow	Global Consolidated
Vice President Corporate Development, General Counsel and Secretary
Andrew C. Ellis	North American Internet Survey Solutions
Senior Vice President of Asia

The Company or business unit performance level achieved was measured against three targets, referred to as Bonus Plan Levels. The maximum bonus payable to an executive was calculated at the lowest Bonus Plan Level achieved by any one of the financial performance measures. If any financial performance measure falls below the lowest Bonus Plan Level, no bonuses would be due; however, the compensation committee and the CEO jointly (or, in the case of the CEO, the compensation committee acting alone) could determine to award a discretionary bonus within a defined pool. The three Bonus Plan Levels and the percentage of an executive’s base salary that could be awarded as a bonus if all financial performance measures and personal goals were met, were as follows:

		% of Annual
		Salary as
	% of Annual	Bonus for
	Salary as	Other Named
Bonus Plan Level	Bonus for CEO	Executive Officers

Approved Budget	114%	40%
Over-Achieve	148%	60%
Excel	183%	80%

The following tables set forth the financial metrics and achievement levels against which ECBP participants were measured in 2006:

Global Consolidated

	Cash From
	Operations	Revenue	Adj. EBITDA

Approved Budget	$20,258,000	$95,736,000	$20,258,000
Over-Achieve	$21,141,000	$99,725,000	$21,938,000
Excel	$25,101,000	$110,806,000	$27,317,000

North America Internet Survey Solutions

	Cash From
	Operations	Revenue	Adj. EBITDA

Approved Budget	$10,422,000	$60,110,000	$10,422,000
Over-Achieve	$10,657,000	$62,614,000	$11,158,000
Excel	$11,000,000	$69,572,000	$13,819,000

At the end of each quarter, the compensation committee met to determine the quarterly portion of the executive Bonus earned by and payable to the executives, including any portion based on personal goals as determined by the CEO. The ECBP provided that if all financial metrics met or exceeded the Approved Budget Bonus Plan Level, then the executive would be entitled to receive 12.5% of his annual bonus amount calculated at the Approved Budget Level. Our CEO was not entitled to quarterly bonuses. Each of our other named executive officers received these quarterly bonuses in 2006.

On November 3, 2006 the compensation committee met and determined that the bonus amount available under the discretionary component of the ECBP should be increased, based on a belief that the original terms of the ECBP would not provide sufficient incentive compensation to executive participants in light of the Company’s overall financial performance in 2006 and the momentum that had been established within the Company. In December of 2006 and January of 2007, the compensation committee met to review the Company’s financial performance. Under the original terms of the ECBP, because participants earned bonuses based on the lowest Bonus Plan level achieved by any of the three financial metrics, the compensation committee believed that, in certain instances, executive participants would not receive sufficient incentive compensation for their performance in 2006 and determined to amend the ECBP and award discretionary bonuses in excess of those earned to date under the ECBP in order to maintain continuity among the management and preserve the momentum experienced within the Company. The following bonuses were paid to our named executive officers for their performance during fiscal year 2006 per the terms of the amended ECBP (for reference, the bonuses earned before the ECBP was amended are also set forth below):

		2006 Bonus
	2006 Bonus	Actually Awarded
	Earned per Original	per the Amended
Executive	Terms of the ECBP	Terms of the ECBP

Albert Angrisani	$520,000	$560,000
President and CEO
Robert E. Bies	$156,000	$182,000
Executive Vice President, Chief Financial Officer and Treasurer
Keith Price	$83,200	$142,000
Executive Vice President of North American Sales and Operations
Jonathan A. Flatow	$139,000	$163,100
Vice President Corporate Development, General Counsel and Secretary
Andrew C. Ellis	$83,200	$83,200
Senior Vice President of Asia

Long-Term Equity Compensation

We grant non-qualified stock options at an exercise price equal to the fair market value of our common stock on the date of the grant. The stock option grants to our executives generally vest over four years according to the following schedule: 25% of the shares subject to each option grant vest on the one year anniversary of the date of grant, and 12.5% of the shares subject to the option vest each six months after the one year anniversary. The design of the stock option program helps to reduce executive and employee turnover, to retain the knowledge and skills of our valued executives and employees and align managements’ interests with the interests of our stockholders.

As of December 28, 2005 we accelerated the vesting of certain of our then unvested “out-of-the money” stock options outstanding under the Company’s 1999 Amended and Restated Stock Option Plan and our 2004 Equity Plan, with exercise prices equal to or greater than $13.00 per share. Options held by non-employee directors were not subject to this accelerated vesting.

Options to purchase approximately 1.3 million shares of common stock, representing approximately 5% of then current shares outstanding, were subject to this acceleration. Of the accelerated options, approximately 236,000, or 17%, were held by executive officers. The number of shares granted and exercise prices of the options subject to the acceleration were unchanged. As a condition of acceleration, and in order to avoid granting any unintended personal benefits, the Company imposed transfer restrictions on shares of stock received through the exercise of accelerated options (other than shares necessary to pay taxes associated with the exercise), restricting the sale of these shares until the original vesting date of the option.

The decision to accelerate the vesting of these options was made primarily to reduce compensation expense that might be recorded in future periods following our adoption of Financial Accounting Standards Board Statement No. 123, “Share Based Payment (revised 2004)” (“FAS 123(R)”), which the compensation committee, audit committee and board of directors believed to be in the best interest of stockholders. The compensation committee took this acceleration into consideration, together with the transfer restrictions described above, when reviewing potential equity grants to our named executive officers.

We grant stock options to a significant percentage of our employees. We believe that this practice is integral to our success, enabling us to attract and retain a highly talented employee population, and enabling clear employee focus on building stockholder value. The compensation committee has analyzed the advisability of granting stock awards versus stock options as long term equity incentives. The compensation committee has determined that because we are an Internet based growth company, our management should receive long term equity incentives which accrue value as and when our share price increases, as is the case with stock options, rather than equity incentives which convey a value even in the absence in the growth of our stock price, as is the case with stock grants. For new employees in positions that management and the compensation committee deem to be significant and for which we need to provide inducements to qualified candidates to fill, we generally offer grants of options which will be granted on the day the employee starts work, with the exercise price being the closing sale price of our common stock on that date. We typically award stock option grants to executives following the end of the fiscal year. On May 15, 2005, after our annual meeting of stockholders approved additional shares available under our 2004 Equity Plan, and in June, 2005, the compensation committee and our board reviewed the analyses and recommendations for stock option grants provided by management and approved the grant of options to our named executive officers and employees. On February 27, 2006, the compensation committee and our board reviewed the analyses and recommendations for stock option grants provided by management and granted stock options to certain employees and executives. In reviewing the recommended grants, the compensation committee considered each executive’s performance and contribution during the fiscal year, analyses reflecting the value delivered and competitive practices as reviewed by Frederic W. Cook & Co., Inc. On January 3, 2006, pursuant to the terms of his employment agreement, we granted our chief executive officer, Mr. Angrisani, options to purchase 187,500 shares of common stock. These options were granted outside of the terms of any existing equity incentive plan and without stockholder approval pursuant to NASDAQ Marketplace Rule 4350(i)(1)(A)(iv). On February 27, 2006 the following options were granted to our named executive officers.

Executive	Options Granted

Robert E. Bies	80,000
Executive Vice President, Chief Financial Officer and Treasurer
Keith Price	80,000
Executive Vice President of North American Sales and Operations
Jonathan A. Flatow	80,000
Vice President Corporate Development, General Counsel and Secretary
Andrew C. Ellis	80,000
Senior Vice President of Asia

Benefits

The compensation committee oversees the design, implementation and administration of all company-wide benefit programs. We maintain a relatively egalitarian offering of benefit programs with a limited number of additional benefit programs available to certain executives, including additional disability and life insurance. The amount payable to our named executive officers is set forth in the “All Other Compensation” column of the Summary Compensation Table shown on page 16.

Policy on Deductibility of Named Executive Officer Compensation

In evaluating compensation program alternatives, the compensation committee considers the potential impact on us of Section 162(m) of the Internal Revenue Code (the “Tax Code”). Section 162(m) eliminates the deductibility of compensation over $1 million paid to the named executive officers, excluding “performance-based compensation.” Compensation programs generally will qualify as performance-based if (1) compensation is based on pre-established objective performance targets, (2) the programs’ material features have been approved by stockholders, and (3) there is no discretion to increase payments after the performance targets have been established for the performance period.

The compensation committee endeavors to maximize deductibility of compensation under Section 162(m) of the Tax Code to the extent practicable while maintaining a competitive, performance-based compensation program. However, tax consequences, including but not limited to tax deductibility, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof and the timing and nature of various decisions by officers regarding stock options) that are beyond the control of either the compensation committee or us. In addition, the compensation committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives and fit within the compensation committee’s guiding principles. For all of the foregoing reasons, the compensation committee, while considering tax deductibility as one of its factors in determining compensation, will not limit compensation to those levels or types of compensation that will be deductible.

COMPENSATION COMMITTEE REPORT

The compensation committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
THE COMPENSATION COMMITTEE

Charles W. Stryker (the committee chair)
Lise J. Buyer
Burton J. Manning
Joseph A. Ripp

Compensation Committee Interlocks and Insider Participation

Our compensation committee consists of Ms. Buyer and Messrs. Stryker (its committee chair), Manning and Ripp. During 2006 none of the Company’s executive officers served as a member of a compensation committee or board of directors of any other entity which had an executive officer serving as a member of the Company’s board of directors.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2006.

								Change in
								Pension
								Value and
								Non-qualified
							Non-Equity	Deferred
					Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus		Awards	Awards	Compensation	Earnings	Compensation		Total
Name and Principal Position	Year	($)	($)		($)(1)	($)(2)	($)(3)	($)(4)	($)		($)

Albert Angrisani	2006	350,000	150,000	(5)	—	1,432,424	560,000	—	115,749	(6)	2,608,173
President & Chief Executive Officer
Robert E. Bies	2006	260,000			—	94,543	182,000	—	11,843	(7)	548,386
Executive Vice President, Chief Financial Officer and Treasurer
Keith Price	2006	208,000			—	250,321	142,000	—	6,994	(8)	607,315
Executive Vice President of North American Sales and Operations
Jonathan A. Flatow	2006	233,000			—	94,543	163,100	—	9,016	(9)	499,659
Vice President Corporate Development, General Counsel and Secretary
Andrew C. Ellis	2006	208,000			—	168,025	83,200	—	3,000	(10)	462,225
Senior Vice President of Asia

(1)	The Company has historically not made equity awards to named executive officers other than in the form of stock options.

(2)	The amounts in column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) of stock option awards pursuant to the 2004 Equity Plan and thus include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of this amount are included in footnote 14 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2007. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts reflect the Company’s accounting expense for these awards (except for the impact of expected forfeitures), and do not correspond to the actual value that will be recognized by the named executive officers. Information regarding the stock options granted to our named executive officers during 2006 is set forth in the Grants of Plan-Based Awards Table. The Grants of Plan-Based Awards Table also sets forth the aggregate grant date fair value of the stock options granted during 2006 computed in accordance with FAS 123(R).

(3)	The amounts in this column reflect the amounts paid to the named executive officers under the ECBP discussed in detail in the Compensation, Discussion and Analysis section above under the heading, “Annual Cash Bonus for Named Executive Officers”.

(4)	The Company does not maintain a pension plan or a non-qualified deferred compensation program.

(5)	Represents a $150,000 signing bonus paid to Mr. Angrisani on or about January 3, 2006, in accordance with the terms of his employment agreement with the Company.

(6)	Represents $2,549 of life and disability insurance premiums paid by the Company and $113,200 of temporary living allowance paid by the company pursuant to Mr. Angrisani’s employment agreement with the Company.

(7)	Represents a $3,000 matching contribution made by the Company to Mr. Bies’ 401(K) plan and $8,843 of life insurance and disability insurance premiums paid by the Company or reimbursed to Mr. Bies.

(8)	Represents a $3,000 matching contribution made by the Company to Mr. Price’s 401(K) plan and $3,994 of life insurance and disability insurance premiums paid by the Company.

(9)	Represents a $3,000 matching contribution made by the Company to Mr. Flatow’s 401(K) plan and $6,016 of life insurance and disability insurance premiums paid by the Company or reimbursed to Mr. Flatow.

(10)	Represents a $3,000 matching contribution made by the Company to Mr. Ellis’ 401(K) plan.

Grant of Plan Based Awards

The following table provides information about equity and non-equity awards granted to the named executive officers in 2006.

GRANTS OF PLAN-BASED AWARDS

						All Other	All Other			Grant
					Equity	Stock	Option			Date
					Incentive	Awards:	Awards:		Exercise	Fair
		Estimated Future Payouts			Plan	Number of	Number of		or Base	Value of
		Under Non-Equity			Grants:	Shares of	Securities		Price of	Stock and
		Incentive Plan Awards(1)			Number	Stocks or	Underlying		Option	Option
	Grant	Threshold	Target	Maximum	of Options	Units	Options		Awards	Awards
Name	Date	($)	($)	($)	(#)(2)	(#)	(#)		($/Sh)(3)	($)(4)

Albert Angrisani	3/06	400,000	520,000	640,000		—
President & Chief Executive	1/03/06						187,500	(5)	5.93	501,787
Officer
Robert E. Bies	3/06	104,000	156,000	208,000		—
Executive Vice President	2/27/06				80,000				7.04	274,760
and Chief Financial Officer and Treasurer
Keith Price	3/06	83,200	124,800	166,400		—
Executive Vice President	2/27/06				80,000				7.04	274,760
of North American Sales and Operations
Jonathan A. Flatow	3/06	93,200	139,000	186,400		—
Vice President Corporate	2/27/06				80,000				7.04	274,760
Development, General Counsel and Secretary
Andrew C. Ellis	3/06	83,200	124,800	166,400		—
Senior Vice President of Asia	2/27/06				80,000				7.04	274,760

(1)	These columns represents what the potential payout for each named executive officer was under the Executive Compensation and Bonus Program (“ECBP”) in 2006, if the threshold, target, or maximum goals were satisfied for all performance measures. These are referred to as Bonus Plan Levels under the ECBP. The terms of the ECBP are discussed in detail in the Compensation Discussion and Analysis under the heading “Annual Cash Bonus for Named Executive Officers”.

(2)	This column represents the number of stock options granted in 2006 to the named executive officers under the Company’s 2004 Equity Plan. Please refer to the information set forth in the Compensation Discussion and Analysis under the heading “Long-Term Equity Compensation”.

(3)	This column represents shows the exercise price for the stock options granted, which was the closing price of the Company’s stock on the grant date indicated.

(4)	This column represents the full grant date fair value of stock option grants under SFAS 123(R). Assumptions used in the calculation of this amount are reflected in footnote 14 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 and included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2007. The amounts reflect the Company’s accounting expense, and do not correspond to the actual value that will be recognized by the named executive officers.

(5)	Represents stock options granted to Mr. Angrisani in accordance with the terms of his employment agreement with the Company.

The following tables provide information on the holdings of stock option awards to the named executive officers as of December 31, 2006. This table includes unexercised and unvested option awards. Each stock option grant is shown separately for each named executive officers. The option exercise price shown below reflects the closing market prices of the Company’s stock on the date of the grant. For additional information about the stock option awards, see the description of equity incentive compensation in the Compensation Discussion and Analysis. The vesting schedule for each grant is noted and is based on the stock option grant date. If no vesting schedule is noted, then those stock options are fully vested.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
			Number of		Number of
			Securities		Securities
			Underlying		Underlying		Option
			Unexercised		Unexercised		Exercise	Option
	Option Grant		Options (#)		Options (#)		Price	Expiration
Name	Date		Exercisable		Unexercisable		($/Sh)	Date

Albert Angrisani	9/28/2005	(1)	239,583		335,417		7.44	9/28/2012
President & Chief Executive Officer	10/31/2005	(2)	119,999		180,001		5.02	10/31/2012
	11/30/2005	(3)	71,682		115,818		5.07	11/30/2012
	1/3/2006	(4)	68,181		119,319		5.93	1/3/2013
Robert E. Bies	11/6/1999		6,179		—		17.08	11/6/2009
Executive Vice President,	10/25/2000		300		—		106.82	10/25/2010
Chief Financial Officer and Treasurer	5/7/2001		18,475		—		0.42	5/7/2011
	10/15/2003	(5)	13,393		4,465		2.66	10/15/2013
	5/10/2005	(6)	30,000		—		14.99	5/10/2012
	2/27/2006	(5)	—		80,000	(8)	7.04	2/27/2013
Keith Price	11/6/1999		300		—		17.08	11/6/2009
Executive Vice President of North	10/13/2000		30		—		106.82	10/13/2010
American Sales and Operations	5/7/2001		1,080		—		0.42	5/7/2011
	6/1/2001		2,250		—		0.42	6/1/2011
	3/31/2003	(5)	59,112		14,286		0.14	3/31/2013
	5/10/2005	(6)	30,000	(7)	—		14.99	5/10/2012
	2/27/2006	(5)	—		80,000	(8)	7.04	2/27/2013
Jonathan A. Flatow	2/11/2000		3,000		—		29.40	2/11/2010
Vice President Corporate Development,	7/26/2000		3,000		—		168.84	2/11/2010
General Counsel and Secretary	5/7/2001		11,997		—		0.42	5/7/2011
	10/15/2003	(5)	13,393		4,465		2.66	10/15/2013
	5/10/2005	(6)	30,000	(7)	—		14.99	5/10/2012
	2/27/2006	(5)	—		80,000	(8)	7.04	2/27/2013
Andrew C. Ellis	10/15/2003	(5)	30,090		13,393		2.66	10/15/2013
Senior Vice President of Asia	7/15/2004	(5)	14,286	(7)	—		13.00	7/15/2014
	5/10/2005	(6)	30,000	(7)	—		14.99	5/10/2012
	2/27/2006	(5)	—		80,000	(8)	7.04	2/27/2013

(1)	These options vest ratably over a 36 month period beginning with the grant date and for the following 35 months on the monthly anniversary of the date of grant, with the final month including any fractional share balance. In addition 50% of the unvested portion of these options will accelerate and become vested if Mr. Angrisani is terminated without cause or resigns for good reason.

(2)	These options vest ratably over a 35 month period beginning with the grant date and for the following 34 months on the monthly anniversary of the date of grant, with the final month including any fractional share balance. In addition 50% of the unvested portion of these options will accelerate and become vested if Mr. Angrisani is terminated without cause or resigns for good reason.

(3)	These options vest ratably over a 34 month period beginning with the grant date and for the following 33 months on the monthly anniversary of the date of grant, with the final month including any fractional share balance. In addition 50% of the unvested portion of these options will accelerate and become vested if Mr. Angrisani is terminated without cause or resigns for good reason.

(4)	These options vest ratably over a 33 month period beginning with the grant date and for the following 32 months on the monthly anniversary of the date of grant, with the final month including any fractional share balance. In addition 50% of the unvested portion of these options will accelerate and become vested if Mr. Angrisani is terminated without cause or resigns for good reason.

(5)	These options are subject to the Company’s customary vesting schedule: 25% vest on the one year anniversary of the date of grant and 12.5% vest on each subsequent six month anniversary.

(6)	When granted these options were subject to the following vesting schedule: 25% vested on December 31, 2005, and 12.5% vested each six months thereafter. However, the vesting of these options was accelerated on December 28, 2005 (see footnote (7) below).

(7)	On December 28, 2005, our audit committee and board of directors voted to accelerate certain options with an exercise price of $13.00 0r greater, which included these options, so that they became fully vested. As a condition of acceleration, and in order to avoid granting any unintended personal benefits, the Company imposed transfer restrictions on shares of stock received through the exercise of accelerated options (other than shares necessary to pay taxes associated with the exercise), restricting the sale of these shares until the original vesting date of the option. See additional discussion of this option acceleration in our Compensation Discussion and Analysis under the section heading “Long Term Equity Compensation” on page 14.

(8)	These options are also subject to “double trigger” acceleration of vesting provisions where vesting of all or any portion of these options shall accelerate in the event of a termination of executive’s employment by the Company without cause or executive’s resignation for good reason, in each case which occurs as a result of or within twelve (12) months after a change in control.

Option Exercises and Stock Vested in Fiscal 2006

None of our named executive officers exercised stock options during 2006.

Pension Benefits and Nonqualifed Deferred Compensation

The Company does not maintain any pension plans or nonqualified deferred compensation plans or programs.

Non-Employee Director Compensation

Our non-employee directors are compensated as follows: Each director receives an annual stipend of $16,000. The chairman of the audit committee receives an additional annual stipend of $10,000, and the chairmen of the compensation and governance and nominating committees each receive an additional annual stipend of $7,500. Each non-employee director receives a fee of $1,250 for each board and committee meeting they attend. In addition our non-employee directors will receive annual grants of equity incentives under our 2004 Equity Plan of 2,500 options. These grants will be made each year on the day of our annual stockholders meeting and will vest over the following four years; 25% on the one year anniversary of the grant and 12.5% each six month period thereafter. Each non-employee director is entitled to be reimbursed the reasonable costs and expenses incurred in attending board meetings.

The following table discloses the cash, equity awards and other compensation earned by each of the Company’s non-employee directors during the last completed fiscal year.

DIRECTOR COMPENSATION

					Change in
					Pension
					Value and
	Fees				Nonqualified
	Earned or			Non-Equity	Deferred
	Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)(1)	($)	($)	($)	($)

Peter Sobiloff	29,750		5,550				35,300
Joel R. Mesznik	44,207		5,550				49,757
Lise J. Buyer	67,250		69,701				136,951
Burton J. Manning	38,500		5,550				44,050
Charles W. Stryker	74,043		8,124				82,167
Joseph A. Ripp	63,500		6,545				70,045

(1)	Reflects the dollar amount recognized for financial statement purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R), and thus includes amounts from awards granted in and prior to 2006. Assumptions used in the calculation of this amount are included in footnote 14 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 and included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2007.

Employment Agreements, Change of Control Provisions and Potential Payments Upon Termination or Change of Control

Employment Agreement with Albert Angrisani.

In September 2005, we entered into an employment agreement with Albert Angrisani, our President and Chief Executive Officer. The agreement provides for an annual base salary of not less than $350,000 or such higher salary as our compensation committee may determine. In addition Mr. Angrisani’s employment agreement provides that:

•	In the event that we terminate Mr. Angrisani’s employment without cause or Mr. Angrisani resigns for good reason, we are obligated to pay Mr. Angrisani 200% of the sum of his base compensation in effect as of the date of termination and any performance bonus paid or payable for the fiscal year prior to the year of termination (the “Severance Payment”), 50% of such amount to be paid in a lump sum within thirty (30) days after the date of termination or resignation and the balance in a lump sum on the one-year anniversary of the expiration or termination of Mr. Angrisani’s employment.

•	In the event that Mr. Angrisani’s terminates his employment without good reason, we are obligated to pay Mr. Angrisani an amount equal to his base compensation at the time of termination in 12 equal installments. All such payments will be subject to Mr. Angrisani’s continuing compliance with his non-competition obligations described below.

•	In the event of a change of control all options granted to Mr. Angrisani under his employment agreement will immediately accelerate and become vested and exercisable.

•	A non-competition provision whereby Mr. Angrisani agrees that during his employment and for a period of one year after its termination, provided that we do not terminate Mr. Angrisani’s employment without cause, or Mr. Angrisani does not resign for good reason, Mr. Angrisani will not engage in a competitive business. The agreement also provides that Mr. Angrisani will not engage in a competitive business if he is entitled to the Severance Payment and such payment is made timely, or if he is not entitled to the Severance Payment, at our option we can give Mr. Angrisani notice of our desire to enforce the non-competition provision for one year after the end of his employment if we pay Mr. Angrisani 50% of the Severance Payment in 12 equal installments.

•	A one year post termination prohibition against Mr. Angrisani from soliciting or hiring our employees, interfering with our relationships with our employees or soliciting our customers on behalf of a competing business.

•	Mr. Angrisani’s receipt of Severance Payments is conditioned on his compliance with the non-competition and non-solicitation provisions described above and the delivery of a general release in a form reasonably acceptable to the board of directors.

Employment Agreements, Robert E. Bies, Keith Price, Jonathan A. Flatow and Andrew C. Ellis.

We have entered into employment agreements with each of the named executive officers listed above. Each of these agreements contains no specific term of employment and may be terminated by either us or the executive officer at any time with or without cause.

In addition, each of the agreements with Messrs. Bies, Price, Flatow, and Ellis:

•	prohibits the named executive officer, during his employment with us and for a period of five years thereafter (three years in the case of Mr. Ellis), from disclosing confidential information;

•	requires the executive officer to transfer to us any inventions he develops during his employment with us; and

•	prohibits the executive officer from competing with us, disparaging us or hiring our employees for a period of one year after their termination (in the case of Mr. Ellis this restriction applies to a specified set of companies).

In addition, each of the agreements with Messrs. Bies, Price and Flatow

•	provides for payment to them of 12 months’ base salary plus a pro rata portion of the annual bonus to which the executive officer would have been entitled under our performance-based bonus program in the year in which a termination occurs if we terminate the executive officer without cause or if the executive officer resigns from employment with us for good reason; and

•	provides that, if we terminate the executive officer upon a change of control or within one year after a change of control without cause, or if he resigns for good reason within one year after a change of control, we will pay his base salary for 18 months in monthly installments and pay him a fixed bonus of three months’ salary in one lump sum plus any unvested stock options or other equity-based incentive awards will become immediately vested and remain exercisable for 12 months from such termination date.

•	Messrs Bies, Flatow and Price’s receipt of Severance Payments is conditioned on their compliance with the non-competition and non-solicitation provisions described above.

The termination table for each name executive officer below assumes that termination occurs on December 31, 2006 for each event. The closing price of the Company’s common stock as of December 29, 2006, the last business day of the 2006 fiscal year ($14.30), was used to calculate equity values under the termination scenarios. We do not have a defined benefit plan, and as a result, these tables do not present a scenario based on a retirement event.

Albert Angrisani, President and Chief Executive Officer
Termination Scenario
Termination
Without
Cause or
			Termination	Resignation for
	Voluntary	Resignation for	Without	Good Reason Post
	Termination on	Good Reason on	Cause on	Change-in-Control
	12/31/06	12/31/06	12/31/06	on 12/31/06	Death	Disability
Compensation Components	($)	($)	($)	($)	($)	($)

Severance	350,000 (1)	700,000 (2)	700,000 (2)	700,000 (2)	—	87,500 (3)
Equity Acceleration	—	3,019,535 (4)	3,019,535 (4)	6,039,070 (5)

(1)	Pursuant to the terms of his employment agreement, Mr. Angrisani is entitled to severance payments in the event that he terminates his employment without good reason. The amount of such payment is based on

Mr. Angrisani’s base compensation in the year he terminates employment, and must be paid in 12 equal monthly installments. In 2006 Mr. Angrisani’s base compensation was $350,000.

(2)	Pursuant to the terms of his employment agreement, Mr. Angrisani is entitled to severance payments in the event that the Company terminates his employment without cause or he terminates his employment with good reason, including upon a change of control. The amount of such payment is based on 200% of the sum of (i) Mr. Angrisani’s base compensation in effect at the time of the termination or resignation and (ii) any performance bonus paid or payable to Mr. Angrisani for the fiscal year preceding the year of the termination or resignation. In 2006 Mr. Angrisani’s base compensation was $350,000 and his performance bonus for 2005 was $0.

(3)	Pursuant to the terms of his employment agreement, Mr. Angrisani is entitled to receive his base compensation between the date of his disability and the date that payments under the Company’s long term disability policy begin. Under the Company’s long term disability policy, payments begin 13 weeks after disability.

(4)	Pursuant to the terms of his employment agreement, Mr. Angrisani is entitled to acceleration of 50% of his then unvested options in the event that the Company terminates his employment without cause or he terminates his employment with good reason, prior to a change in control. These options remain exercisable for 6 months from the date of termination or 7 years from the date of grant whichever is sooner.

(5)	Pursuant to the terms of his employment agreement, Mr. Angrisani is entitled to acceleration of 100% of his then unvested options in the event of a change in control. These options remain exercisable for 6 months from the date of termination or 7 years from the date of grant whichever is sooner.

Robert E. Bies, Executive Vice President, Chief Financial Officer and Treasurer
Termination Scenario
Termination
Without
Cause or
			Termination	Resignation for
	Voluntary	Resignation for	Without	Good Reason Post
	Termination on	Good Reason on	Cause on	Change-in-Control
	12/31/06	12/31/06	12/31/06	on 12/31/06	Death	Disability
Compensation Components	($)	($)	($)	($)	($)	($)

Severance	—	260,000 (1)	260,000 (1)	455,000 (2)	—	—
Equity Acceleration	—	—	—	632,773 (3)	—	—

(1)	Pursuant to the terms of his employment agreement, Mr. Bies is entitled to 12 months of his base pay in the event that the Company terminates his employment without cause or he terminates his employment with good reason prior to a change in control.

(2)	Pursuant to the terms of his employment agreement, Mr. Bies is entitled to 21 months of his base pay in the event that the Company terminates his employment without cause or he terminates his employment with good reason on or within 12 months of a change in control.

(3)	Pursuant to the terms of his employment agreement, in the event that Mr. Bies’ employment is terminated without cause or he resigns for good reason upon or with 12 months of a change in control any unvested options or other equity based incentives previously awarded to the Mr. Bies will accelerate such that they will become immediately vested to the extent that they would otherwise have vested in the twelve (12) months following such termination or resignation for good reason, and all equity incentives held by Mr. Bies will remain exercisable for twelve (12) months after such termination or resignation for good reason, or until the end of their term, whichever occurs first. In addition, the grant of 80,000 options to Mr. Bies in February 2006 contained “double-trigger” acceleration provisions whereby vesting of all or any portion of these option shall accelerate in the event of a termination of executive’s employment by the Company without cause or executive’s resignation for good reason, in each case which occurs as a result of or within twelve (12) months after a change in control.

Keith Price, Executive Vice President of North American Sales and Operations
Termination Scenario
Termination
Without
Cause or
			Termination	Resignation for
	Voluntary	Resignation for	Without	Good Reason Post
	Termination on	Good Reason on	Cause on	Change-in-Control
	12/31/06	12/31/06	12/31/06	on 12/31/06	Death	Disability
Compensation Components	($)	($)	($)	($)	($)	($)

Severance	—	208,000 (1)	208,000 (1)	364,000 (2)	—	—
Equity Acceleration	—			783,090 (3)	—	—

(1)	Pursuant to the terms of his employment agreement, Mr. Price is entitled to 12 months of his base pay in the event that the Company terminates his employment without cause or he terminates his employment with good reason prior to a change in control.

(2)	Pursuant to the terms of his employment agreement, Mr. Price is entitled to 21 months of his base pay in the event that the Company terminates his employment without cause or he terminates his employment with good reason on or within 12 months of a change in control.

(3)	Pursuant to the terms of his employment agreement, in the event that Mr. Price’ employment is terminated without cause or he resigns for good reason upon or with 12 months of a change in control any unvested options or other equity based incentives previously awarded to the Mr. Price will accelerate such that they will become immediately vested to the extent that they would otherwise have vested in the twelve (12) months following such termination or resignation for good reason, and all equity incentives held by Mr. Price will remain exercisable for twelve (12) months after such termination or resignation for good reason, or until the end of their term, whichever occurs first. In addition, the grant of 80,000 options to Mr. Price in February 2006 contained “double-trigger” acceleration provisions whereby vesting of all or any portion of these option shall accelerate in the event of a termination of executive’s employment by the Company without cause or executive’s resignation for good reason, in each case which occurs as a result of or within twelve (12) months after a change in control.

Jonathan A. Flatow, Vice President Corporate Development, General Counsel and Secretary
Termination Scenario
Termination
Without
Cause or
			Termination	Resignation for
	Voluntary	Resignation for	Without	Good Reason Post
	Termination on	Good Reason on	Cause on	Change-in-Control
	12/31/06	12/31/06	12/31/06	on 12/31/06	Death	Disability
Compensation Components	($)	($)	($)	($)	($)	($)

Severance	—	233,000 (1)	233,000 (1)	407,750 (2)	—	—
Equity Acceleration	—			632,773 (3)	—	—

(1)	Pursuant to the terms of his employment agreement, Mr. Flatow is entitled to 12 months of his base pay in the event that the Company terminates his employment without cause or he terminates his employment with good reason prior to a change in control.

(2)	Pursuant to the terms of his employment agreement, Mr. Flatow is entitled to 21 months of his base pay in the event that the Company terminates his employment without cause or he terminates his employment with good reason on or within 12 months of a change in control.

(3)	Pursuant to the terms of his employment agreement, in the event that Mr. Flatow’ employment is terminated without cause or he resigns for good reason upon or with 12 months of a change in control any unvested options or other equity based incentives previously awarded to the Mr. Flatow will accelerate such that they will become immediately vested to the extent that they would otherwise have vested in the twelve (12) months following such termination or resignation for good reason, and all equity incentives held by Mr. Flatow will remain exercisable for twelve (12) months after such termination or resignation for good reason, or until the end of their term, whichever occurs first. In addition, the grant of 80,000 options to Mr. Flatow in February 2006 contained “double-trigger” acceleration provisions whereby vesting of all or any portion of these option shall accelerate in the event of a termination of executive’s employment by the Company without cause or executive’s resignation for good reason, in each case which occurs as a result of or within twelve (12) months after a change in control.

Andrew C. Ellis, Senior Vice President of Asia
Termination Scenario
Termination
Without
Cause or
			Termination	Resignation for
	Voluntary	Resignation for	Without	Good Reason Post
	Termination on	Good Reason on	Cause on	Change-in-Control
	12/31/06	12/31/06	12/31/06	on 12/31/06	Death	Disability
Compensation Components	($)	($)	($)	($)	($)	($)

Severance	—	7,978 (1)	7,978 (1)	7,978 (1)	—	—
Equity Acceleration	—			736,695 (2)	—	—

(1)	Pursuant to the terms of his employment agreement, Mr. Ellis is entitled to 14 days of his base pay in the event that the Company terminates his employment without cause or he terminates his employment with good reason prior to a change in control.

(2)	The grant of 80,000 options to Mr. Ellis in February 2006 contained “double-trigger” acceleration provisions whereby vesting of all or any portion of these option shall accelerate in the event of a termination of executive’s employment by the Company without cause or executive’s resignation for good reason, in each case which occurs as a result of or within twelve (12) months after a change in control.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of March 9, 2007 for (i) each person known to the Company to own beneficially 5% or more of our common stock as of March 9, 2007, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all officers and directors of the Company as a group. Percentage of Outstanding Shares is based upon 25,597,124 shares of our common stock outstanding as of March 9, 2007. The number of shares of common stock outstanding used in calculating the percentage for each person or entity below includes common stock underlying options held by such person or entity that are exercisable within 60 days of March 9, 2007, but excludes common stock underlying options of any other person or entity. Except as otherwise noted, the named beneficial owner has sole voting and investment power. As of March 9, 2007, the Company had no other classes of outstanding equity securities.

		Percentage of
Name	Number of Shares	Outstanding Shares

Executive Officers and Directors
Albert Angrisani(1)	642,403	2.45%
Lise J. Buyer(2)	25,000	*
Burton J. Manning(3)	90,671	*
Joel R. Mesznik(4)	356,329	1.39%
Peter Sobiloff(5)	41,343	*
Charles W. Stryker(6)	16,874	*
Joseph A. Ripp(7)	1,875	*
Robert E. Bies(8)	201,651	*
Keith Price(9)	127,058	*
Jonathan A. Flatow(10)	113,508	*
Andrew C. Ellis(11)	71,072	*
All Executive Officers and Directors as a Group (19 persons)	2,561,484	9.46%
5% Stockholders
Entities Affiliated with Insight Venture Associates III, L.L.C.(12)	3,894,520	15.21%
Springhouse Capital, LP(13)	2,493,813	9.74%
Burgundy Asset Management Ltd.(14)	1,971,187	7.70%
Entities Affiliated with Cannell Capital, LLC(15)	1,615,000	6.31%
Burda Digital Ventures GmbH(16)	1,286,460	5.03%

*	Represents beneficial ownership of less than 1%.

(1)	Represents 642,403 shares issuable upon exercise of outstanding options held by Mr. Angrisani exercisable within 60 days of March 9, 2007.

(2)	Represents 25,000 shares issuable upon exercise of outstanding options held by Ms. Buyer exercisable within 60 days of March 9, 2007.

(3)	Includes 60,203 shares issuable upon exercise of outstanding options held by Mr. Manning exercisable within 60 days of March 9, 2007.

(4)	Includes (a) 41,343 shares issuable upon exercise of outstanding options held by Mr. Mesznik exercisable within 60 days of March 9, 2007, (b) 16,892 shares held by the Joel R. Mesznik 1999 Descendants Trust (“Mesznik Trust”), for the benefit of Mr. Mesznik’s family, and (c) 74,469 shares held by GOL LLC, of which Mr. Mesznik is the managing member. Mr. Mesznik disclaims beneficial ownership of the shares held or controlled by the Mesznik Trust. Peter L. Bermont is a trustee of the Mesznik Trust and is employed by Morgan Keegan & Co., Inc., which is an NASD member and a registered broker-dealer.

(5)	Represents 41,343 shares issuable upon exercise of outstanding options held by Mr. Sobiloff exercisable within 60 days of March 9, 2007. Mr. Sobiloff is a member of the Board of Managers of Insight Venture Associates III, L.L.C. Mr. Sobiloff expressly disclaims beneficial ownership of the shares owned by the Insight Funds and the 40,406 shares underlying the options held by Mr. Horing. See footnote 12 below. The address for Mr. Sobiloff is c/o Insight Venture Partners, 680 Fifth Avenue, 8th Floor, New York, NY 10028.

(6)	Includes 1,874 shares issuable upon exercise of outstanding options held by Mr. Stryker exercisable within 60 days of March 9, 2007.

(7)	Includes 1,875 shares issuable upon exercise of outstanding options held by Mr. Ripp exercisable within 60 days of March 9, 2007.

(8)	Includes 90,579 shares issuable upon exercise of outstanding options held by Mr. Bies exercisable within 60 days of March 9, 2007.

(9)	Represents 127,058 shares issuable upon exercise of outstanding options held by Mr. Price exercisable within 60 days of March 9, 2007.

(10)	Includes 83,622 shares issuable upon exercise of outstanding options held by Mr. Flatow exercisable within 60 days of March 9, 2007.

(11)	Includes 71,072 shares issuable upon exercise of outstanding options held by Mr. Ellis exercisable within 60 days of March 9, 2007.

(12)	Includes (a) 2,714,570 shares held by Insight Capital Partners III, L.P., (b) 712,360 shares held by Insight Capital Partners (Cayman) III, L.P., and (c) 467,590 shares held by Insight Capital Partners III — Co-Investors, L.P. (together, the “Insight Funds”). Insight Venture Associates III, L.L.C. is a general partner of each of the Insight Funds and may be deemed to beneficially own the shares held by the Insight Funds. Jeffrey Horing, one of our former directors, and Jerry Murdock, as the Designated Managing Member of Insight Venture Associates III, L.L.C., may be deemed to beneficially own the shares held by the Insight Funds because together they have voting and dispositive power over such shares. Mr. Horing also owns options representing 40,406 shares that are exercisable within 60 days of March 9, 2007. Mr. Murdock and Mr. Horing may be deemed to beneficially own the 41,343 shares issuable upon the exercise of the options held by Mr. Sobiloff described in Footnote 5 above because, pursuant to an unwritten understanding among Mr. Horing, Mr. Murdock, Mr. Sobiloff, Insight Venture Associates III, L.L.C. and the Insight Funds (the “Understanding”), Mr. Murdock and Mr. Horing, as the Designated Managing Member of Insight Venture Associates III, L.L.C., share dispositive power over the options, and upon issuance of the shares underlying the options, each of Mr. Murdock and Mr. Horing would share voting and dispositive power over such shares. Mr. Murdock may be deemed to beneficially own the 40,406 shares issuable upon the exercise of the options held by Mr. Horing described above, because, pursuant to the Understanding, Mr. Murdock and Mr. Horing, as the Designated Managing Member of Insight Venture Associates III, L.L.C., share dispositive power over the options, and upon issuance of the shares underlying the options, Mr. Murdock would share voting and dispositive power over such shares with Mr. Horing. The foregoing is not an admission by Insight Venture Associates III, L.L.C. or the Insight Funds that they are beneficial owners of the 40,406 shares underlying the options held by Mr. Horing or the 41,343 shares underlying the options held by Mr. Sobiloff. The address for Insight Venture Associates III, L.L.C., the Insight Funds, Mr. Horing and Mr. Murdock is c/o Insight Venture Partners, 680 Fifth Avenue, 8th Floor, New York, NY 10028.

(13)	Based on information contained in a Schedule 13G filed with the SEC on February 14, 2007. Springhouse Asset Management LLC is the general partner of Springhouse Capital LP, and may be deemed to posses voting or investment power over the securities held by Springhouse Capital LP. Brian Gaines is the Managing Member of Springhouse Asset Management LLC and may be deemed to posses voting or investment power over the securities held by Springhouse Capital LP. The address for this stockholder is 535 Madison Avenue, 30th Floor, New York, 10022.

(14)	Based on information contained in a Schedule 13G filed with the SEC on February 14, 2007. The address for this stockholder is 181 Bay Street, Suite 4510, Toronto, Ontario, Canada, M5J2T3.

(15)	Based on information contained in a Schedule 13G filed with the SEC on February 15, 2007. Includes 453,000 shares owned by The Anegada Master Fund Limited (“Anegada”), 438,400 shares owned by TE Cannell Portfolio, Ltd. (“TEC”), and 723,600 owned by Tonga Partners, L.P. (“Tonga” and, collectively, with The Cuttyhunk Fund Limited (“Cuttyhunk”), Anegada and TEC, the “Cannell Funds”). Mr. J. Carlo Cannell is the controlling member of Cannell Capital, LLC (“Adviser”). The Adviser acts as the investment adviser to Cuttyhunk, Anegada, and TEC and is the general partner of and investment adviser to Tonga. The principal office and business address of Mr. Cannell and the Cannell Funds is P.O. Box 3459, 240 E. Deloney Avenue, Jackson, WY 83001.

(16)	Based on information contained in a Schedule 13G filed with the SEC on January 11, 2006. The address of this stockholder is Hauptstrasse 130d-77652 Offenburg, Germany.

PROPOSAL 2.	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee of the board of directors has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2007. Services provided to the Company and its subsidiaries by PricewaterhouseCoopers in fiscal years 2006 and 2005 are described under “Fees Paid to Independent Registered Public Accounting Firm for Fiscal Years 2006 and 2005” below. Representatives of PricewaterhouseCoopers will be present at the annual meeting to make a statement if they desire to do so and respond to appropriate questions by stockholders. The ratification of the board’s selection of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007 will be approved if the number of votes cast “For” such proposal constitute a majority of those shares present in person or represented by proxy and entitled to vote thereon at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2007.

Our audit committee reserves the right to retain or change its independent registered public accounting firm without seeking stockholder approval if it determines that such retention or change is in the best interests of the Company.

Fees Paid to Independent Registered Public Accounting Firm for Fiscal Years 2006 and 2005

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the years ended December 31, 2006 and December 31, 2005.

	Fiscal Year 2006	Fiscal Year 2005

Audit Fees(1)	$1,138,000	$2,015,000
Audit Related Fees(2)	—	135,000
Tax Fees(3)	276,000	687,000
All Other Fees(4)	1,000	1,000

(1)	Audit Fees for fiscal year ended December 31, 2006 and 2005 were for professional services rendered for the audits of the consolidated financial statements of the Company, statutory and subsidiary audits, assistance with review of documents filed with the SEC, consents, international filings and other services required to be performed by our independent auditors. The 2006 and 2005 fees included $557,000 and $800,000, respectively, related to the audit of internal control over financial reporting as mandated by the Sarbanes-Oxley Act of 2002.

(2)	Audit Related Fees for fiscal year ended December 31, 2005 totaled approximately $135,000 and include fees related to acquisitions.

(3)	Tax Advisory Fees for fiscal year ended December 31, 2006 and 2005, were for services related to tax compliance, tax advice and tax planning. The 2005 fees include amounts for tax planning advice incurred in connection with our acquisition of Ciao.

(4)	All Other Fees for fiscal year 2005 totaled approximately $1,000 and include fees related to license fees for accounting research.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Accounting Firm

Our audit committee must pre-approve all audit and non-audit services provided by our independent auditors prior to the engagement of the independent auditors with respect to such services. Our independent auditors may be engaged to provide non-audit services only after our audit committee has first considered the proposed engagement and has determined in each instance that the proposed services are not prohibited by applicable regulations and the auditors’ independence will not be materially impaired as a result of having provided such services. In making this determination, our audit committee considers whether a reasonable investor, knowing all relevant facts and circumstances, would conclude that the auditors’ exercise of objective and impartial judgment on all issues encompassed within the auditors’ engagement would be materially impaired. Our audit committee may delegate its approval authority to pre-approve services provided by the independent auditors to (i) one or more of the members of our audit committee or (ii) with respect to certain defined non-audit services within a defined scope and fee range, our chief financial officer, provided that any such approvals are presented to our audit committee at its next scheduled meeting.

PROPOSAL 3.	AMENDMENT OF THE COMPANY’S 2004 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN BY 350,000 SHARES.

General Information

The board of directors has approved an amendment to our 2004 Equity Plan to increase the number of shares of common stock available for issuance under the 2004 Equity Plan from 3,285,714 shares to 3,635,714. However, this amendment to the 2004 Equity Plan will not become effective until it is approved by the Company’s stockholders, which will require that the number of votes cast “For” such proposal constitute a majority of those shares present in person or represented by proxy and entitled to vote thereon at the annual meeting. The proposed amendment to the 2004 Equity Plan will enable us to continue to:

•	attract and retain the most talented employees, officers, directors, and consultants available;

•	promote the growth and success of our business by aligning the long-term interests of employees, officers, directors, and consultants with those of our stockholders by providing an opportunity to acquire an interest in our business, and by providing rewards for exceptional performance and long term incentives for future contributions to our success; and

•	provide equity incentives to the employees of the companies we have acquired and may acquire in order to assist in the integration of these companies into our own.

The following is a summary of the material terms of the 2004 Equity Plan, a copy of which is attached to this proxy statement as Appendix A.

Summary of the 2004 Equity Incentive Plan

The 2004 Equity Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses, restricted stock awards, and stock appreciation rights, which may be granted to our employees (including officers), directors and consultants.

Share Reserve.  Prior to the proposed amendment of the 2004 Equity Plan, the aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2004 Equity Plan may not exceed 3,285,714 plus the number of shares that are subject to awards under our 1999 Stock Option Plan (the “1999 Option Plan”) that are forfeited or expire prior to the termination of the 1999 Option Plan or that become available for re-grant in accordance with the provisions of the 1999 Option Plan (and such shares shall no longer be available for issuance under the 1999 Option Plan). If the proposed amendment of the 2004 Equity Plan is approved by our stockholders, the aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2004 Equity Plan will be 3,635,714.

Administration.  The board of directors will administer the 2004 Equity Plan and may delegate this authority to administer the plan to a committee. Subject to the terms of the 2004 Equity Plan, the plan administrator (our board of directors or its authorized committee) determines recipients, grant dates, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the plan administrator will also determine the exercise price of options granted, the purchase price for restricted stock and, if applicable, the strike price for stock appreciation rights.

Stock Options.  Nonstatutory stock options, or nonstatutory options, and incentive stock options, or incentive options, are granted pursuant to nonstatutory stock option agreements and incentive stock option agreements, respectively. The plan administrator determines the exercise price for stock options. Subject to the limitations set forth below regarding persons owning more than ten percent of our stock or of any of our affiliates (ten percent stockholders), the exercise price for incentive options will be at least 100% of the fair market value of the shares of common stock underlying the incentive option on the date such incentive option is granted and such incentive options will not be exercisable after the expiration of ten years from the date of grant. For ten percent stockholders, the exercise price for incentive options will be at least 110% of the fair market value of the shares of common stock underlying the incentive option on the date such incentive option is granted and such incentive options will not be exercisable after the expiration of five years from the date of grant. The plan administrator determines the vesting period and term of stock options granted under the 2004 Equity Plan.

Unless the terms of an optionee’s stock option agreement provide otherwise, if an optionee’s service relationship with us, or any of our affiliates, ceases due to disability or death or the optionee dies within a specified period after termination of service, the optionee, or his or her beneficiary, may exercise any vested options for a period of 12 months in the event of disability or 18 months in the event of death, after the date such service relationship ends or after death, as applicable. If an optionee’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionee may exercise any vested options for a period of three months from cessation of service, unless the terms of the stock option agreement provide for earlier or later termination. In no event, however, may an option be exercised after the expiration of its term, as set forth in the stock option agreement.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will either be cash, common stock owned by the optionee which has been held by the optionee for at least six months, a deferred payment arrangement, a cashless exercise or other legal consideration approved by the plan administrator. The plan administrator may grant stock options with provisions entitling the optionee to a further option in the event the optionee exercises the option evidenced by the option agreement, in whole or in part, by surrendering other shares of our common stock.

Generally, an optionee may not transfer a nonstatutory option other than by will or the laws of descent and distribution unless the nonstatutory option agreement provides otherwise. Optionees may not transfer incentive options except by will or by the laws of descent and distribution and incentive options are exercisable during the lifetime of the optionee only by the optionee. Optionees may designate a beneficiary who may exercise the option following the optionee’s death.

Stock Bonus Awards.  Stock bonus awards are granted pursuant to stock bonus agreements. The purchase price for stock bonus awards may be payable by the recipient’s performance of services for us. Stock bonus awards may be subject to a repurchase right in accordance with a vesting schedule determined by the board of directors. Upon termination of a recipient’s service with us, stock bonus awards which are unvested as of the date of such termination may be reacquired by us after such time as it would not result in negative accounting consequences. Stock bonus awards may be transferable only to the extent provided in a stock bonus agreement.

Restricted Stock Awards.  Restricted stock awards are granted pursuant to restricted stock award agreements. The plan administrator determines the purchase price for restricted stock awards. The purchase price for a restricted stock award may be payable in cash, by the recipient’s services performed or to be performed for us, according to a deferred payment arrangement at the discretion of the plan administrator or any other form of legal consideration approved by the plan administrator. Upon termination of a recipient’s service with us, shares of restricted stock that are unvested as of the date of such termination may be reacquired by us subject to the terms of the restricted stock award agreement. Restricted stock awards may be subject to a repurchase right in accordance with a vesting schedule determined by the board of directors. Restricted stock awards may be transferable only to the extent provided in a restricted stock award agreement.

Stock Appreciation Rights.  Stock appreciation rights are granted pursuant to a stock appreciation rights agreements. The plan administrator may grant stock appreciation rights in connection with stock options or in a stand-alone grant. The plan administrator determines the strike price for a stock appreciation right. A stock appreciation right granted under the 2004 Equity Plan vests at the rate specified in the stock appreciation right agreement.

The plan administrator determines the term of stock appreciation rights granted under the 2004 Equity Plan. With respect to stock appreciation rights that are granted in connection with stock options, such stock appreciation rights shall be exercisable only to the extent that the related stock option is exercisable and such stock appreciation rights shall expire no later than the date on which the related stock options expire. If an awardholder’s relationship with us, or any of our affiliates, ceases for any reason, any unvested stock appreciation rights will be forfeited and any vested stock appreciation rights will be automatically redeemed.

Changes to Capital Structure.  In the event of a dividend or other distribution (whether in the form of cash, shares of common stock, other securities, or other property), recapitalization, stock split, reorganization, merger, consolidation, exchange of our common stock or our other securities, or other change in our corporate structure, the plan administrator may adjust the number of shares that may be delivered under the incentive plan and the number and price of the shares covered by each outstanding stock award.

Changes in Control.  In the event of a change in control of us, all outstanding options and other awards under the 2004 Equity Plan may be assumed, continued or substituted for by any surviving or acquiring entity. If the surviving or acquiring entity elects not to assume, continue or substitute for such awards, the vesting of such awards held by awardholders whose service with us or any of our affiliates has not terminated will be accelerated and such awards will be fully vested and exercisable immediately prior to the consummation of such transaction, and the stock awards shall automatically terminate upon consummation of such transaction if not exercised prior to such event.

The board of directors may amend (subject to stockholder approval as required by applicable law), suspend or terminate the 2004 Equity Plan at any time.

Federal Income Tax Consequences

The federal income tax consequences of awards under the 2004 Equity Plan to the Company and the Company’s employees, officers, directors, and consultants are complex and subject to change. The following discussion is only a summary of the general rules applicable to the 2004 Equity Plan.

Under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), enacted as part of the American Jobs Creation Act of 2004, recipients of certain equity compensation awards (including nonqualified stock options with exercise prices below the fair market value of the underlying stock as of the date of grant, and certain types of stock appreciation rights and stock bonuses) may be subject to a burdensome taxation regime. If Section 409A were to apply to awards under the 2004 Equity Plan, the affected participants may be required to recognize ordinary income for tax purposes earlier than the times otherwise applicable as described in the discussion below and to pay substantial penalties. The 2004 Equity Plan allows for the issuance of certain of these types of awards for purposes of giving the Company maximum flexibility. The Company does not presently intend to issue any awards that would be subject to Section 409A. Furthermore, the board of directors and the compensation committee generally have the authority to amend the 2004 Equity Plan as they deem necessary to comply with applicable laws, including Section 409A. Therefore, the following discussion does not specifically address the potential impact of Section 409A on the various awards.

Options.  Options granted under the 2004 Equity Plan may be either incentive stock options or nonqualified stock options. Incentive stock options are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Code and the regulations thereunder. Any option which does not satisfy these requirements will be treated as a nonqualified stock option.

Incentive Stock Options.  If an option granted under the 2004 Equity Plan qualifies as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be entitled to a deduction for federal tax purposes at those times. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date the option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, the disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income). The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option.

The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

In general, the Company will not be entitled to a federal income tax deduction upon the grant, exercise, or termination of an incentive stock option. However, in the event an optionee sells or otherwise disposes of the stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

Nonqualified Stock Options.  Nonqualified stock options granted under the 2004 Equity Plan do not qualify as “incentive stock options” and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

The optionee’s basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at the time of their disposition.

In general, the Company will not be entitled to a federal income tax deduction upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Code Section 409A may impose significant adverse tax consequences to optionees who are granted “in-the-money” stock options, i.e., options with an exercise price that is less than the fair market value of the underlying stock at the time of grant. Although the 2004 Equity Plan allows the Company the flexibility to issue “in-the-money” nonqualified stock options, the Company does not presently intend to issue any such options. Therefore, the foregoing discussion applies only to nonqualified stock options with exercise prices equal to or in excess of the fair market value of the underlying stock at the time of grant.

Restricted Stock.  Generally, the holder of restricted stock will recognize ordinary compensation income at the time the stock becomes vested. The amount of ordinary compensation income recognized will be equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the holder in exchange for stock. The income recognized upon the vesting of restricted stock generally will be subject to U.S. income tax withholding and employment taxes.

In the year that the recipient of a stock award recognizes ordinary taxable income in respect of restricted stock, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

Stock Bonus.  Generally, the recipient of a stock bonus will recognize ordinary compensation income at the time the stock bonus is received. The amount of ordinary compensation income recognized will be equal to the excess, if any, of the fair market value of the stock on the date it is received over any amount paid by the recipient in exchange for the stock. However, if the stock received is subject to future vesting based on the recipient’s performance of services, the tax consequences discussed above with respect to restricted stock will apply to the holder and the Company. The income recognized with respect to a stock bonus generally will be subject to U.S. income tax withholding and employment taxes.

In the year that the recipient of a stock bonus recognizes ordinary taxable income in respect of the stock, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

Stock Appreciation Rights.  As discussed above, Code Section 409A may impose significant adverse tax consequences on the recipients of SARs, other than SARs that may only be settled in stock. Although the 2004 Equity Plan allows the Company the flexibility to issue cash-settled and stock-settled SARs, as well as tandem SARs, the Company does not presently intend to issue any such SARs.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE COMPANY’S 2004 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN BY 350,000 SHARES.

Equity Compensation Plans

We maintain two plans pursuant to which incentive and non-qualified stock options have been granted in the past and may be granted in the future. One of our plans also provides for the granting of stock bonuses, restricted stock awards and stock appreciation rights (“SARs”), although no stock bonuses, restricted stock or SARs have been granted to date. Participation in these plans is generally limited to our employees (including officers), directors and consultants. The option exercise price of all options granted under our plans has been 100% of the fair market value on the date of grant. The majority of these options vest over four years, with 25% vesting on the one year anniversary of the date of grant and the balance vesting 12.5% semi-annually over the remaining period. We also have an employee stock purchase plan under which employees may purchase our shares at a discount to their market value, as more fully described below.

1999 Stock Option Plan.  Our 1999 Stock Option Plan (“1999 Option Plan”), which was approved by our stockholders on May 12, 1999 and amended by our stockholders on March 6, 2000, provides for the grant of incentive stock options and nonqualified stock options, which may be granted to our employees, officers, directors, and consultants. The board of directors has delegated administration of the 1999 Option Plan to a committee of the board. As of the end of 2006, there were 23,054 shares available for future issuance under this plan.

2004 Equity Incentive Plan.  Our 2004 Equity Plan, which was approved by our stockholders on April 1, 2004 and amended by our stockholders on May 10, 2005, provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses, restricted stock awards, and stock appreciation rights, which may be granted to our employees (including officers), directors and consultants. The board of directors has delegated administration of the 2004 Equity Plan to a committee of the board. As of the end of 2006, there were 429,993 shares available for future issuance under this plan.

2004 Employee Stock Purchase Plan.  Our 2004 Employee Stock Purchase Plan, which was approved by our stockholders on April 1, 2004, provides an opportunity for our employees who have met certain service qualifications to purchase shares of our common stock through payroll deductions of up to 10% of eligible after-tax compensation. These deductions are used to purchase shares of our common stock at 85% of the fair market value of our common stock as of either the first day or last day of each six-month offering period, whichever is less. At the end of 2006, there were 213,479 shares available for issuance pursuant to the 2004 Employee Stock Purchase Plan.

The table below sets forth certain information with respect to our equity compensation plans as of December 31, 2006:

	Number of Securities
	to be Issued Upon		Weighted-Average
	Exercise of		Exercise Price of	Number of Securities
	Outstanding Options,		Outstanding Options,	Remaining Available
Plan Category	Warrants and Rights		Warrants and Rights(2)	for Future Issuance

Equity compensation plans approved by stockholders(1)	3,054,118		$9.89	666,526
Equity compensation plans not approved by stockholders	675,000	(3)	5.29	—
Total	4,179,118

(1)	Consists of three plans: the Company’s 1999 Option Plan, the 2004 Equity Plan and the 2004 Employee Stock Purchase Plan.

(2)	The weighted average exercise price does not take into account shares of our common stock issuable under our 2004 Employee Stock Purchase Plan, which are purchased at the lesser of (i) 85% of the fair market value of the common stock on the first day of each offering period or (ii) 85% of the fair market value of the stock on the last business day of the offering period.

(3)	Represents options to purchase 675,000 shares of our common stock granted to our President and Chief Executive Officer, Albert Angrisani outside of the terms of any existing equity incentive plan and without stockholder approval pursuant to NASDAQ Marketplace Rule 4350(i)(1)(A)(iv); 300,000 of which were granted on October 31, 2005 with an exercise price of $5.02, 187,500 were granted on November 30, 2005 with an exercise price of $5.07, and 187,500 were granted on January 3, 2006 with an exercise price of $5.93.

AUDIT COMMITTEE REPORT1

Our audit committee currently consists of Joel R. Mesznik (the committee chair), Charles W. Stryker and Joseph A. Ripp. Lise J. Buyer served on our audit committee From October 2006 to March 2007. All members of our audit committee meet the independence and experience requirements of the Nasdaq Global Market. Our board of directors has adopted a written charter for our audit committee, which can be found on our website at www.greenfield.com.

Our audit committee is responsible for overseeing our corporate accounting and financial reporting process. Among other matters, our audit committee evaluates the independent auditors’ qualifications, independence and performance; determines the engagement of the independent auditors; pre-approves the retention of the independent auditors to perform audit and non-audit services; monitors the rotation of partners of the independent auditors as required by law; reviews our consolidated financial statements; reviews our critical accounting policies and estimates; annually reviews our audit committee charter and the committee’s performance; reviews and approves the scope of the annual audit and the audit fee; and discusses with management and the independent auditors the results of the annual audit and the review of our quarterly consolidated financial statements.

Our audit committee met 11 times either in person or by telephone through fiscal year 2006. In the course of these meetings, our audit committee met with management, the internal auditors and our independent registered public accounting firm and reviewed the results of the internal and external audit examinations, evaluations of our internal controls and the overall quality of our financial reporting.

Our audit committee has reviewed the audited financial statements for the fiscal year ended December 31, 2006 with our management, including a discussion of the quality and acceptability of the financial reporting, the

1 The report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Acts, except to the extent that we specifically incorporate such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

reasonableness of significant accounting judgments and estimates and the clarity of disclosures in the financial statements. Our audit committee has also discussed with our independent registered public accounting firm, PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and by the Sarbanes-Oxley Act of 2002, and it received and discussed with the independent registered public accounting firm their written independence letters as required by Independence Standards Board Standard No. 1. In connection with this review and discussion, our audit committee asked a number of follow-up questions of management and the independent registered public accounting firm to help give the committee comfort in connection with its review.

Based on these reviews and discussions, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Submitted by the audit committee of the board of directors.

Joel R. Mesznik (the committee chair)
Charles W. Stryker
Joseph A. Ripp

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company’s officers and directors and certain other persons to timely file certain reports regarding ownership of, and transactions in, the Company’s securities with the SEC. Copies of the required filings must also be furnished to the Company. Based solely on its review of such forms received by it or representations from certain reporting persons, the Company believes that during 2006 all applicable Section 16(a) filing requirements were met.

PROPOSALS OF STOCKHOLDERS

Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting must submit their proposals so that they are received at the Company’s principal executive offices no later than the close of business on December 21, 2007.

In accordance with our Amended and Restated bylaws, in order to be properly brought before the 2008 annual meeting, a stockholder’s notice of the matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to or mailed and received by the Company’s Corporate Secretary at its principal executive offices not less than 90 days before the first anniversary date of the 2007 annual meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Amended and Restated bylaws (and not pursuant to the SEC’s Rule 14a-8) must be received no later than February 15, 2008. However, if our 2008 annual meeting date is more than 30 days before or after May 15, 2008, then proposals must be received no later than the close of business on the 10th day after (i) the day on which notice of the date of the 2008 annual meeting was mailed or (ii) the day on which the meeting date is publicly announced, whichever occurs first. To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our Amended and Restated bylaws.

Please send notices of intention to present proposals at the 2008 annual meeting to the Company’s Corporate Secretary, Greenfield Online, Inc., 21 River Road, Wilton, CT 06897. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER BUSINESS

We do not intend to bring any other business before the meeting, and so far as we know, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies.

FORM 10-K REPORT AVAILABLE

A copy of the Company’s annual report on Form 10-K, as filed with the SEC, will be furnished without charge to stockholders upon request to our General Counsel, Greenfield Online, Inc., 21 River Road, Wilton, CT 06897; telephone: (203) 834-8585.

GREENFIELD ONLINE, INC.

By Order of the Board of Directors

/s/  Jonathan A. Flatow
Jonathan A. Flatow
Secretary

Wilton, Connecticut
April 25, 2007

Appendix A

Amended and Restated

Greenfield Online, Inc.

2004 Equity Incentive Plan

As approved by the Board of Directors
on April 1, 2004 and Greenfield Online’s
Stockholders on April 1, 2004

Amended by Amendment approved
by the Board of Directors on March 31, 2005
and
Greenfield Online’s Stockholders on May 10, 2005

1.	Purposes.

(a) General Purpose.  The Company, by means of the Plan, seeks to retain the services of Eligible Recipients, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company, its parents and subsidiaries.

(b) Available Stock Awards.  The purpose of the Plan is to provide a means by which Eligible Recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv)restricted stock grants, and (v) Stock Appreciation Rights.

2.	Definitions.

(a) “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b) “Board” means the Board of Directors of the Company.

(c) “Change in Control” means (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

(f) “Common Stock” means the common stock of the Company.

(g) “Company” means Greenfield Online, Inc., a Delaware corporation.

(h) “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services, including members of any advisory board constituted by the Company, or (ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

(i) “Continuous Service” means, with respect to Employees, service with the Company or an Affiliate that is not interrupted or terminated. With respect to Directors or Consultants, Continuous Service means service with the Company, or a parent or subsidiary of the Company (as those terms are defined under Rule 405 of Regulation C promulgated under the Securities Act), whether as a Director or Consultant, that is not interrupted or terminated. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

(j) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(k) “Director” means a member of the Board of Directors of the Company.

(l) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(m) “Eligible Recipient” means any Employee, Director or Consultant of the Company or any Employee, Director or Consultant of a parent or subsidiary of the Company, as those terms are defined under Rule 405 of Regulation C promulgated under the Securities Act.

(n) “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended

(p) “Executive Officer” means an executive officer within the meaning of NASD Rule 4350(c), or any successor rule, as in effect from time to time.

(q) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sale price for such stock (or the closing bid, if no sale was reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s) “Independent Director” means an independent director as defined in NASD Rule 4200(a)(15), or any successor rule, as in effect from time to time.

(t) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(u) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w) “Option” means a stock option granted pursuant to Section 6 of the Plan.

(x) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(y) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(z) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(aa) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(bb) “Plan” means this 2004 Equity Incentive Plan, as amended from time to time.

(cc) “Regulation S-K” means Regulation S-K promulgated pursuant to the Securities Act, as in effect from time to time.

(dd) “Repurchase Blackout Period” means six (6) months from the date the Common Stock relating to a Stock Award is issued to the Participant or, in the case of a Stock Award with vesting restrictions, six (6) months from the vesting date or, in any case, such longer or shorter period of time as required to avoid a variable charge to earnings for financial accounting purposes.

(ee) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ff) “Securities Act” means the Securities Act of 1933, as amended.

(gg) “Stock Appreciation Right” means the right to receive appreciation in the Common Stock pursuant to the provisions of Section 7(c) of the Plan.

(hh) “Stock Award” means any right granted under the Plan, including an Option, a stock bonus, a stock appreciation right and restricted stock grant.

(ii) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(jj) “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.	Administration.

(a) Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b) Powers of Board.  The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or a Stock Award as provided in Section 13.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

(c) Delegation to Committee.  The Board may delegate administration of the Plan to a Committee of two (2) or more members of the Board, each of whom must qualify as a Non-Employee Director, Outside Director, and Independent Director. If administration is delegated to such a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to be to the Committee or subcommittee, as appropriate), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, only a Committee may grant Stock Awards to (i) senior executives of the Company who are subject to Section 16 of the Exchange Act, (ii) Employees that are “covered employees” within the meaning of Section 162(m) and the regulations promulgated thereunder, or (iii) the chief executive officer or any other Executive Officer. The Board may abolish the Committee, or any subcommittee, at any time and revest in the Board the administration of the Plan.

(d) Effect of Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	Shares Subject to the Plan.

(a) Share Reserve.  Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 3,285,714 plus the 1999 Plan Shares (as defined below), but in no event will the aggregate number of such shares exceed 4,272,758. The shares that may be issuable under incentive stock options shall be limited to the above maximum number of shares reserved under the Plan.

(b) Reversion of Shares to the Share Reserve.  If any Stock Award granted under the Plan or under the Company’s Amended and Restated 1999 Stock Option Plan shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award granted under the Plan or under the Company’s Amended and Restated 1999 Stock Option Plan are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting or exercise of such shares, then the shares of Common Stock not acquired under such Stock Award (the “1999 Plan Shares”), shall become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes, then the number of shares that are not delivered shall revert to and again become available for issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant, then the number of such tendered shares shall revert to and again become available for issuance under the Plan.

(c) Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.	Eligibility.

(a) Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Eligible Recipients.

(b) Ten Percent Shareholders.  A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Consultants.  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions. Form S-8 generally is available to consultants and advisors only if (i) they are natural persons, (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent, and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

(d) Foreign Participants.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its subsidiaries operate or have Employees, Directors or Consultants, the Board, in its sole discretion, shall have the power and authority to: (i) determine which subsidiaries shall be covered by the Plan; (ii) determine which Employees, Directors or Consultants outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Stock Award granted to Employees, Directors or Consultants outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this subplan as appendices); provided, however, that no such subplans and/or modifications shall increase the number of shares reserved for the Plan as set forth in Section 4 of the Plan; and (v) take any action, before or after a Stock Award is made, that it deems advisable to obtain approval or comply with any applicable foreign laws.

6.	Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a) Term.  Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Exercise Price of an Incentive Stock Option.  Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c) Exercise Price of a Nonstatutory Stock Option.  The exercise price of Nonstatutory Stock Options shall be determined by the Board. However, the exercise price of each Nonstatutory Stock Option that is intended to qualify as performance-based compensation within the meaning of the Treasury Regulations promulgated under Section 162(m) of the Code shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(d) Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (A) by delivery to the Company of other Common Stock, (B) according to a deferred payment or other similar arrangement with the Optionholder, (C) pursuant to a cashless exercise program implemented by the Company in connection with the Plan, or (D) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option Agreement, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(e) Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f) Transferability of a Nonstatutory Stock Option.  A Nonstatutory Stock Option shall be transferable only to the extent provided in the Option Agreement (subject to applicable securities laws). Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g) Vesting Generally.  The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(h) Termination of Continuous Service.  In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(i) Extension of Termination Date.  Except with respect to Incentive Stock Options, an Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a), or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(j) Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(k) Death of Optionholder.  In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (A) the date eighteen (18) months following the date of death (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement) or (B) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(l) Early Exercise.  The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. The early purchase of any unvested shares of Common Stock will be pursuant to an Early Exercise Stock Purchase Agreement which may provide for a repurchase option in favor of the Company and other restrictions the Board determines to be appropriate. Any repurchase option so provided for will be subject to the repurchase provisions set forth in Section 11(g) herein.

(m) Re-Load Options.

(i) Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a “Re-Load Option”) in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Unless otherwise specifically provided in the Option Agreement, the Optionholder shall not surrender shares of Common Stock acquired, directly or indirectly from the Company, unless such shares have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

(ii) Any such Re-Load Option shall (i) provide for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Option, (ii) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option, and (iii) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on the exercisability of Incentive Stock Options described in subsection 11(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under subsection 4(a) and shall be subject to such other terms and conditions as the Board may determine that are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.	Provisions of Stock Awards other than Options.

(a) Stock Bonus Awards.  Grants of stock bonus awards shall be pursuant to stock bonus agreements. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration.  A stock bonus may be awarded in consideration for past services rendered to the Company or an Affiliate for its benefit.

(ii) Vesting; Right of Repurchase.  Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board. Such repurchase option is subject to the repurchase provisions set forth in Section 11(g).

(iii) Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement. In such event, the Company shall not reaquire the Common Stock until after the Repurchase Blackout Period.

(iv) Transferability.  Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

(b) Restricted Stock Awards.  Grants of restricted stock shall be pursuant to restricted stock purchase agreements. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Purchase Price.  The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement.

(ii) Consideration.  The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase, (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant, (iii) through services rendered or to be rendered to the Company, or (iv) in any other form of legal consideration that may be acceptable to the Board in its discretion.

(iii) Vesting; Right of Repurchase.  Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board. Such repurchase option is subject to the repurchase provisions set forth in Section 11(g).

(iv) Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

(v) Transferability.  Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

(c) Stock Appreciation Rights.  Stock Appreciation Right agreements shall be in such form and shall contain such terms and conditions, as the Board shall deem appropriate. The Board may grant Stock Appreciation Rights in connection with all or any part of an Option to a Participant or in a stand-alone grant. The terms and conditions of Stock Appreciation Right agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Rights agreements need not be identical, but each Stock Appreciation Right agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Calculation of Appreciation.  Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) an amount that will be determined by the Committee at the time of grant of the Stock Appreciation Right (which amount, in the case of Stock Appreciation Rights intended to qualify as performance-based compensation within the meaning of the Treasury Regulations under Section 162(m) of the Code, shall be not less than the Fair Market Value of such shares of Common Stock at the time of grant of the Common Stock equivalents).

(ii) Vesting.  At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it deems appropriate.

(iii) Exercise.  To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Rights agreement evidencing such Right.

(iv) Payment.  The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock, in cash, or any combination of the two, as the Board deems appropriate.

(v) Termination of Continuous Service.  If a Participant’s Continuous Service terminates for any reason, any unvested Stock Appreciation Rights shall be forfeited and any vested Stock Appreciation Rights shall be automatically redeemed.

(vi) Stock Appreciation Rights Granted in Connection with Options.  With respect to Stock Appreciation Rights that are granted in connection with Options, a Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and a Stock Appreciation Right shall expire no later than the date on which the related Option expires.

8.	Covenants of the Company.

(a) Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.	Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.	Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

11.	Miscellaneous.

(a) Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) No Employment or other Service Rights.  Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e) Maximum Award Amounts.  In no event shall a Participant receive a Stock Award or Stock Awards during any one (1) calendar year covering in the aggregate more than [     ] shares of Common Stock.

(f) Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g) Withholding Obligations.  To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold shares of Common Stock from the shares of

Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law, or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

(h) Repurchase Provisions.  The Company shall exercise any repurchase option specified in the Stock Award by giving the holder of the Stock Award written notice of intent to exercise the repurchase option. Payment may be cash or cancellation of purchase money indebtedness for the Common Stock. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price.

(i) Golden Parachute Taxes.  In the event that any amounts paid or deemed paid to a Participant under the Plan are deemed to constitute “excess parachute payments” as defined in Section 280G of the Code (taking into account any other payments made under the Plan and any other compensation paid or deemed paid to a Participant), or if any Participant is deemed to receive an “excess parachute payment” by reason of his or her vesting of Options pursuant to Section 12(c) herein, the amount of such payments or deemed payments shall be reduced (or, alternatively the provisions of Section 12(c) shall not act to vest options to such Participant), so that no such payments or deemed payments shall constitute excess parachute payments. The determination of whether a payment or deemed payment constitutes an excess parachute payment shall be in the sole discretion of the Board.

(j) Plan Unfunded.  The Plan shall be unfunded. Except for the Board’s reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any Stock Award under the Plan.

12.	Adjustments upon Changes in Stock.

(a) Capitalization Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, shares of the Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Board, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may, in its sole discretion, adjust the number and class of Common Stock that may be delivered under the Plan and/or the number, class, and price of Common Stock covered by each outstanding Stock Award.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Board will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, a Stock Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control.  In the event of Change in Control, then, to the extent permitted by applicable law: (1) any surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 12(c)) for those outstanding under the Plan, or (2) such Stock Awards shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Stock Awards, or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the time during which such Stock Awards may be exercised automatically will be accelerated and become fully vested and exercisable immediately prior to the consummation of such transaction, and the Stock Awards shall automatically terminate upon consummation of such transaction if not exercised prior to such event.

(d) No Limitations.  The grant of Stock Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

13.	Amendment of the Plan and Stock Awards.

(a) Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the applicable requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements. For purposes of clarity, any increase in the number of shares reserved for issuance hereunder in accordance with the provisions of Section 4(a) hereof shall not be deemed to be an amendment to the Plan.

(b) Stockholder Approval.  The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights.  Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e) Amendment of Stock Awards.  The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

14.	Termination or Suspension of the Plan.

(a) Plan Term.  The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

15.	Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules

For (01) Peter Sobiloff (02) Joel Mesznik (03) Albert Angrisani instruction: To withhold authority to vote (or any individual nominee, mark “For All Except” and write that nominee’s names in the space provided below. For Against Abstain To ratify the selection of Pricewaterhouse- Coopers LLP as the Company’s Independent registered accounting firm. To approve the amendment of the 2004 Equity incentive Plan to increase the number of shares reserved under the plan. This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. if no direction is made, the proxy will be voted “FOR” the election of all nominees and “FOR” proposal 2 and 3. In their discretion , the proxies are authorized to vote on such other matters as may come before the Annual Meeting or any adjournment or postponement thereof. THIS Proxy is SOLICITED on bEHALf OF THE Board OF DireCTORS. IT MAY BE REVOKED AT any TIME PriOR to ITS EXERClSE BY sending revocation TO THE CORPORATE SECRETARY OF THE COMPANY, bY SUbmilTTinG A duLY EXECUTED PROXY WITH A later DATE, BY delivering A written request IN PERSON to RETURN this exeCUTEd PrOXY, OR by aTTENDIng AND VOTING AT THE ANNUAL MEETiNG (ALTHOughH ATTENDENCE AT THE meeting ALOnE WILL not revoke YOUr PROXY), PLEASE CHECK BOX iF YOU PLAN TO ATTEND THE MEETING. THIS PROXY Will BE VOTED IN THE manner directed BY THE person(s) signing IT. iF no direction is MADE, THIS PROXY WILL BE voted “FOR” THE ELECTION OF THE NOMINEES INDICATED, “for” proposal 2 and 3. and in THE discretion OF THE PROXIES AS TO any and all other MATterS THAT MAY COME BEFORE THE ANnUAL MEETIng, REVOCABLE PROXY GREENFIELD ONLINE, INC. 1. To elect three directors for a three-year term ending in 2010. NOMINEES: PLEASE MARK VOTES AS IN THIS EXAMPLE PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS to be held May 15, 2007 The undersigned hereby appoints ALBERT angrisani and ROBERT E BIES, and each of them, with full power of substitution to each, as attorneys and proxies of the undersigned, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Greenfield Online, inc. (the “Company”) to be held at the inn at Longshore, 260 South Compo Road, Westport, CT 06880 on May 15,2007 at 9:00 a.m. local time, and at any adjournment or postponement thereof, upon and in respect of the following matters, and in accordance with the following instructors, with discretionary authority as to any and all other matters that may properly come before the meeting The undersigned hereby acknowledges receipt of a copy of the Company’s 2006 Annual Report and Notice of Annual Meeting and Proxy Statement relating to such Annual Meeting. The undersigned revokes all proxies heretofore given for said Annual Meeting and any adjournment or postponement thereof. Date Please be sure to sign and date this Proxy in the box below. ¦ Stockholder sign above • — Co-holder (if any) sign above — Detach above card, sign, date and mail in postage paid envelope provided, GREENFIELD ONLInE, INC. THE BOARD OF DIRECTORS RECOMMENDS A vote for election of each of the DIRECTOR NOMINEES. THE board OF dirECTORS rECOMMENdS a VOTE FOR RATIFICATION OF PRiCEWATERHOuSECOoPERS lLP, anD FOr APPROVAL OF THE PROPOSED AMENDMENT TO the 2004 equity incentive plan. Please sign, date and return promptly in the enclosed envelope. return PROMPTLY iN THE ENCLOSED envelope. even if you plan to attend THE MEETING, please PROMPTLY COMPLETE, sign, DATE AMD RETURN THIS PROXY. IF you ATTEnD THE MEETing YOu May revoke your PROXY And vote in PERSON, Note: Please sign exactly as your name or names appear on this proxy. Wh en shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such, if signer is a partnership, please sign in partnership name by authorized person. PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION with THE proxy IN THE ENVELOPE PROVIDED,